Posting Supplement No. 29 dated February 19, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 61419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
61419	$5,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 61419. Member loan 61419 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Pension Benefit Guaranty Corporation	Debt-to-income ratio:	4.00%
Length of employment:	1 year	Location:	Germantown, MD

Home town:
Current & past employers:	Pension Benefit Guaranty Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for the purpose of gaining legal custody and visitation rights for my daughter. I want to hire an attorney of quality that will help me obtain my goal. My daughter lives in another state and I just want what is my mine legally and naturally as her father. I love her very much, she is 5 years old and also loves me very much.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,839.00	Public Records On File:	1
Revolving Line Utilization:	76.80%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 69990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69990	$15,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69990. Member loan 69990 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Diageo North America	Debt-to-income ratio:	7.05%
Length of employment:	< 1 year	Location:	Stamford, CT

Home town:
Current & past employers:	Diageo North America
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high rates that I would like to refinance at a lower rate. One card is with Citibank the other with American Express. Borrower added on 02/13/10 > I have one credit card with a high rate I want to refinance to a lower rate with American Express.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,931.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 290807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
290807	$15,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 290807. Member loan 290807 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:		Debt-to-income ratio:	20.44%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > This loan will help me consolidate my cards that interest rates were recently increased 5-10% before the recent changes made by the federal government. Thank you! Borrower added on 02/11/10 > Most of this debt was attributed to medical bills for my daughter in between Jobs back in 2007 before I was working for Public Service Mutual Insurance Company. While a year or two ago it may have been easier to get a low interest credit card to consolodate, those days are now done.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	55
Revolving Credit Balance:	$28,511.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364636	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364636. Member loan 364636 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Northeast Marine Sanitation	Debt-to-income ratio:	11.78%
Length of employment:	7 years	Location:	Sayville, NY

Home town:
Current & past employers:	Northeast Marine Sanitation
Education:

This borrower member posted the following loan description, which has not been verified:

I want to update my musical equipment in order to play as a one man band in a restaurant where I've been offered a job. Borrower added on 02/11/10 > I also want to pay off a couple of credit cards with higher interest rates.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	61
Revolving Credit Balance:	$7,875.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370866	$15,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370866. Member loan 370866 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Excel Construction & Development, Inc.	Debt-to-income ratio:	3.48%
Length of employment:	10+ years	Location:	Mountain View, CA

Home town:
Current & past employers:	Excel Construction & Development, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am a general contractor and need the loan for the following purpose: 1- Pay off two credit cards total $5,000 2- Pay off a loan for $5000 3- Cash flow for the current construction contract. I have a design build construction contract and I will use the balance of the loan for cash flow of the project. I expect to pay off the loan in 12 months. Borrower added on 02/08/10 > I will use the funds to pay off the current high interest rate credit cards. I have sufficient income to make the payment which will be my only monthly payment. I have no other loans.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,628.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 376257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376257	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376257. Member loan 376257 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,533 / month
Current employer:	Chemtura	Debt-to-income ratio:	14.67%
Length of employment:	3 years	Location:	Bethel, CT

Home town:
Current & past employers:	Chemtura
Education:

This borrower member posted the following loan description, which has not been verified:

Attempt to consolidate credit card debt. Specifically would like to lower the interest rate which is currently at 30.0% to something more reasonable. Borrower added on 02/09/10 > Loan to pay off high interest credit card debt in a shorter amount of time than would otherwise be possible.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	75
Revolving Credit Balance:	$22,908.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 379799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379799	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379799. Member loan 379799 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,083 / month
Current employer:	NaviSite, Inc.	Debt-to-income ratio:	22.56%
Length of employment:	3 years	Location:	Canton, GA

Home town:
Current & past employers:	NaviSite, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is strictly to consolidate debt and close accounts with current lenders. We are working hard to become debt free and this would help us in this effort. PAID ACCOUNTS WILL BE CLOSED AND CAN BE SHOWN IF THIS MEANS GETTING THE LOAN.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$170,426.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391981	$19,000	16.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391981. Member loan 391981 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	GUCCI AMERICA	Debt-to-income ratio:	18.41%
Length of employment:	3 years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	GUCCI AMERICA
Education:

This borrower member posted the following loan description, which has not been verified:

I WOULD LIE A LOAN SO I CAN RELIEVE MYSELF AND JUST HAVE 1 PAYMENT, I CAN PAY BACK FROM 1000 TO 1500 A MONTH SO I CAN FINISH PAYING THIS LOAN OFF FAST. Borrower added on 02/11/10 > I would like loan so I can relief myself from all the outstanding credit cards and interest rates. If the loan is granted I can pay back 1K a month of many 1500. I only want 1 payment and a peace of mind. Work for a Luxuary Fashion company and have been with the organization for 5 years now and the position I hold is of a Operation Specialist and make sure business runs smooth. Borrower added on 02/11/10 > Can't remember who asked the question but my car loan is with paragon federal credit union and the balance is $13K. Borrower added on 02/11/10 > If the loan is given to me I will cut a check asap to all my credit card companies. I make sure all my payments are made in time and can provide references from people who hav loan me mone and I've paid back quickly and with interest. As of 2010 my gross monthly income is $ 4,800 My job Is stable with Gucci Group, I have many responsibilty's with the organzation and 'm very happy working for them and have no plan in going anywhere else. Borrower added on 02/14/10 > I am currently employed as an Operation Specialist at Gucci Group America where I have been working for the past 5 years and work there on a full-time basis. I have also checked my credit report with both Experian and Equifax and the report is clear of problems. I have scanned my income paperwork to Lending Club for the past year. I plan to use all this money to pay all my outstanding debt. I will be very grateful if you Invest In me for this loan for a period of 3 or less years. I am prepared to discuss my loan details. You can contact me anytime. Borrower added on 02/16/10 > Investors: I want to start by extending a personal thank you to each and every one of you for giving me a chance to get my fin. life back in order and investing in my loan pay off, please help me reach my goal.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,246.00	Public Records On File:	1
Revolving Line Utilization:	85.60%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410825	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410825. Member loan 410825 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Malcolm Pirnie, Inc.	Debt-to-income ratio:	16.28%
Length of employment:	10+ years	Location:	Parker, CO

Home town:
Current & past employers:	Malcolm Pirnie, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Background Hello and thank you for reading! I had a 760+ credit score - AA - and DTI of 17% until recently, when an old cell phone account dinged my credit and an Exxon account was closed, dropping me to high 600's. I am a professional financial consultant in my late-30s (I know how money works) and have been employed with the same firm for the last 12 years and our business remains strong. My firm offers medical & retirement benefits and incentive comp. Purpose - Loan Request This loan will be used to refinish our basement. We are expecting a baby in the fall and my mother in law is coming to live with us. This will also add value to our home if we ever decide to sell. Financial Profile I actively manage multiple secured and unsecured credit lines, all at low fixed rates, with a flawless 0/0/0 repayment record (except for a cell phone account that never worked and I never used and they tried to charge me), and no delinquencies in over 20 years as a borrower. I have a 4:1 assets to liabilities ratio. Most assets are locked-up in conservative tax-advantaged investments, which could be liquidated if necessary. Income My base monthly salary is $9,300 plus incentive comp (still working to achieve Cornell???s alumni average of $150K). Monthly take home is ~ $6,000 after taxes, retirement, insurance, medical, etc. Monthly Expenses: Charitable: $400 Mortgage & taxes (5/1 ARM, 4.75% fixed until 2010): $1,691 HELOC (6.5% variable): $200 Food & supplies: $980 Credit card loan payments: $690 (5 cards, from 4.99% to 6.99%, all fixed) Prosper Loan: $380 (7.0%) Daycare (part time): $250 Car expenses (gas, maintenance): $125 Utilities (gas, electric, phone, water, cable, internet, garbage): $310 Other living expenses (clothes, home improvements, etc.): $125 Student Loan: $118 (3.75% fixed!!!) Insurance (homeowners, life, disability, and auto): $210 Out of pocket medical (co-pays): $40 Total monthly expenses: approx $5,500 Monthly Cash Remaining: approx $500 Conclusion There is $500+ monthly income remaining to service this loan AND this excludes my wife???s part-time income and my incentive comp. We both have strong and supportive families. We are stable, careful, conservative, responsible Christians, and live within our means. We don???t own boats, motorcycles, SUVs, pool, big-screen TV, or other frivolous depreciating assets. My volvo 10 years old, my wife???s is 8 years old; both paid for and running great! We are working to pay down debt - our mortgage is conventional and we pay towards principal on all other debts each month. Please contact me if you have any questions, and thank you for considering this request. God Speed!

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,257.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 428226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428226	$5,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428226. Member loan 428226 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Club Eight	Debt-to-income ratio:	21.60%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Club Eight
Education:

This borrower member posted the following loan description, which has not been verified:

I have a credit card that is high interest rate and just want to reduce my monthly payment and interest.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	16
Revolving Credit Balance:	$6,010.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 455641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
455641	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 455641. Member loan 455641 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	College of Westchester	Debt-to-income ratio:	9.09%
Length of employment:	< 1 year	Location:	Bristol, CT

Home town:
Current & past employers:	College of Westchester
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,386.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 460256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460256	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460256. Member loan 460256 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	17.24%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I would rather pay some one else the interests than the credit card companies. Borrower added on 02/13/10 > I am a software engineer who does consulting work. I currently pay about 1000$ per month, with most of it going towards the interests on balances. I just want to get rid of all my credit cards.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,438.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 462706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
462706	$20,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 462706. Member loan 462706 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	First Investors Financial Serv	Debt-to-income ratio:	4.29%
Length of employment:	10+ years	Location:	HOUSTON, TX

Home town:
Current & past employers:	First Investors Financial Serv
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,040.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 463417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463417	$13,650	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463417. Member loan 463417 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	INTERNATIONAL FREIGHT SERVICES	Debt-to-income ratio:	13.98%
Length of employment:	8 years	Location:	UNION CITY, CA

Home town:
Current & past employers:	INTERNATIONAL FREIGHT SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > About 3 years ago, I was on track with my debt obligations, but my long time boyfriend ended up getting laid off from his job. Before I knew it, our credit card bills have racked up again, along with our interest rates. I would love to be given the opportunity to pay off my debt at a lower interest rate. I would also be willing to pay off extra when I receive my christmas bonus at the end of the year and any tax refund i get back just to pay off this loan faster. Thank you in advance.

A credit bureau reported the following information about this borrower member on January 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,837.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 463418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463418	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463418. Member loan 463418 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Meadow Electric	Debt-to-income ratio:	4.93%
Length of employment:	1 year	Location:	Meadow Vista, CA

Home town:
Current & past employers:	Meadow Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > 12,000 is for a closed capital one card and does not show up as revolving credit.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,252.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 464084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464084	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464084. Member loan 464084 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Huntington Public Schools	Debt-to-income ratio:	9.49%
Length of employment:	< 1 year	Location:	Stony Brook, NY

Home town:
Current & past employers:	Huntington Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Used for paying off debt amounts on Home Depot credit card and Discover Card...equals $19,000. Borrower added on 02/10/10 > used to pay off balances

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$92,446.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 467043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
467043	$14,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 467043. Member loan 467043 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City Publication (aka Pride of the City)	Debt-to-income ratio:	9.17%
Length of employment:	4 years	Location:	Smyrna, GA

Home town:
Current & past employers:	City Publication (aka Pride of the City)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,163.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472551	$12,800	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472551. Member loan 472551 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	Tradition Energy	Debt-to-income ratio:	12.30%
Length of employment:	3 years	Location:	Stamford, CT

Home town:
Current & past employers:	Tradition Energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	37
Revolving Credit Balance:	$15,598.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 472601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472601	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472601. Member loan 472601 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	TW Telecom	Debt-to-income ratio:	17.34%
Length of employment:	2 years	Location:	KELLYVILLE, OK

Home town:
Current & past employers:	TW Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > We plan on debt consolidation of credit card debt and a signature loan. If funded this loan will allow us to pay off our debt in 36 months or LESS! We pride ourselves on our strong credit score and paying our obligations off before the end of the term. Our employment situation is strong and stable. This loan will allow us much more financial flexibility in our monthly and yearly budget. We hope that you continue to blessed in your daily life! Borrower added on 02/12/10 > Thanks to those who have invested so far! We appreciate ya! The LC credit department called me and I have verbally verified all information. We also DO NOT have any car payments! & do not expect to have any future auto payments for 3 years. These loan proceeds will be going towards PIF of a CC w/a balance of $11.5K @ fixed APR of 11.9%. Once this card is PIF, we will be closing the account because it is tied to our former Credit Union in Colorado & we must pay it off to be able to close our credit union account back in Colorado. $8.5K will be going towards PIF of a non-revolving signature loan at fixed 12% APR. once PIF that account will close. $1.5K will go towards paying a CC with a fixed APR of 19.24%, this account will be closed. The remaining $3.5K will go towards a large payment on a CC with a fixed APR of 13.24%, which will allow us to PIF the card within a few months. Once PIF that account will remain open. To clarify the answer to my position at my employer, I am the Central Office Engineer and responsible for the engineering & local operation of the metro network and Central Office of my employer. I have been in the telecommunications field for 15 years. Thanks again and I hope these additional details have helped fill in any blanks.

A credit bureau reported the following information about this borrower member on January 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,914.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472898	$25,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472898. Member loan 472898 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	3.24%
Length of employment:	< 1 year	Location:	Annandale, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Dairy Queens and Pizza are always safe investments

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1965	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476080	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476080. Member loan 476080 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	State of California	Debt-to-income ratio:	17.50%
Length of employment:	4 years	Location:	WESTMINSTER, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,103.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476319	$7,200	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476319. Member loan 476319 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,241 / month
Current employer:	Walgreens	Debt-to-income ratio:	11.20%
Length of employment:	2 years	Location:	Sun Prairie, WI

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I bought a Subaru for my wife at a repo auction for about half of what it was worth but needed to have the funding that day, so I had to take a personal loan out at a high rate and now I am looking to pay that off at a lower rate and shorter term.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,743.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477484	$14,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477484. Member loan 477484 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	hachette book group	Debt-to-income ratio:	13.25%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	hachette book group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Hi there, Please help me fund & repay the credit card debt I went into when I first started my career in media in NYC. I went into debt because I just didn't make enough money in my first few years here to make ends meet. I haven't gone further into debt in years, but the interest on my credit card is preventing me from making a dent in the debt. I currently have a great career and a well-paying, stable position in marketing at a top publishing house. I care about my credit and financial stability. I'm definitely a safe bet!

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	59
Revolving Credit Balance:	$14,706.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477773	$10,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477773. Member loan 477773 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Mass. General Hospital	Debt-to-income ratio:	5.42%
Length of employment:	2 years	Location:	TAUNTON, MA

Home town:
Current & past employers:	Mass. General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,140.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478234	$24,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478234. Member loan 478234 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ernst and Young	Debt-to-income ratio:	21.78%
Length of employment:	1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Ernst and Young
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,819.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478815	$8,400	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478815. Member loan 478815 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	USPS	Debt-to-income ratio:	18.62%
Length of employment:	10+ years	Location:	Mesquite, TX

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,222.00	Public Records On File:	1
Revolving Line Utilization:	34.70%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 479075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479075	$13,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479075. Member loan 479075 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Progressive Health and Rehabilitation	Debt-to-income ratio:	22.98%
Length of employment:	5 years	Location:	Athens, GA

Home town:
Current & past employers:	Progressive Health and Rehabilitation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Just a little elaboration on why I am requesting this loan...I would like to consolidate a little of my debt to pay it down as I am planning on going back to school. I currently work in the healthcare industry doing Physical Therapy so I have a very stable job and would have no trouble paying back a loan, I would just like to make my finances a little more manageable.

A credit bureau reported the following information about this borrower member on January 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	26
Revolving Credit Balance:	$7,719.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479412	$18,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479412. Member loan 479412 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Maxim Integrated Products	Debt-to-income ratio:	11.20%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	Maxim Integrated Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,978.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 479445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479445	$4,200	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479445. Member loan 479445 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	billmatrix	Debt-to-income ratio:	7.49%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	billmatrix
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > The purpose of the loan is to cosolidate my debt. I have a lot of credit cards that I would like to close out and with this loan I would be able to do that. I just want to be able to make one montly payment and not worry about 8 payments I feel I would be a good borrower because I have never had a delinquent account and I have a stable job that I've been at for 5 years. I recently bought my house and was able to get the best rate on the market because of my credit but due to the recent credit lines opened my credit has went down a little. I was already approved for this loan with my credit union but I chose to go with lending club due to the lower intrest rate.

A credit bureau reported the following information about this borrower member on January 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,898.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 479576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
479576	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 479576. Member loan 479576 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Hewitt Associates LLC	Debt-to-income ratio:	9.66%
Length of employment:	5 years	Location:	BELLEVILLE, NJ

Home town:
Current & past employers:	Hewitt Associates LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Needing funds to expand small business

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,903.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 480030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480030	$5,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480030. Member loan 480030 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	24.68%
Length of employment:	4 years	Location:	chicago, IL

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I work at a fire alarm company as a technician. I will have been there for 5 years on august 22nd. I bring home 1900 monthly and get paid weekly. This loan is to pay off debts and a credit card with rediculous minimum payments and interest rates.

A credit bureau reported the following information about this borrower member on January 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480381	$23,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480381. Member loan 480381 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$75,000 / month
Current employer:	Produce Express	Debt-to-income ratio:	1.56%
Length of employment:	10+ years	Location:	Folsom, CA

Home town:
Current & past employers:	Produce Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,742.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481098	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481098. Member loan 481098 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,038 / month
Current employer:	ThoughtWorks Inc.	Debt-to-income ratio:	1.73%
Length of employment:	5 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	ThoughtWorks Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,403.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 481122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481122	$20,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481122. Member loan 481122 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Carroll Burdick & McDonough	Debt-to-income ratio:	8.25%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:
Current & past employers:	Carroll Burdick & McDonough
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,835.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481176	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481176. Member loan 481176 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Vantage Oncology Inc.	Debt-to-income ratio:	15.47%
Length of employment:	1 year	Location:	el centro, CA

Home town:
Current & past employers:	Vantage Oncology Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > By paying off several accounts with this loan, I will be able to get out of debt on a specific date and free up money for savings.

A credit bureau reported the following information about this borrower member on January 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	24
Revolving Credit Balance:	$23,251.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481202	$23,450	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481202. Member loan 481202 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,833 / month
Current employer:	Nielsen	Debt-to-income ratio:	17.76%
Length of employment:	1 year	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	Nielsen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	26
Revolving Credit Balance:	$72,623.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 481396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481396	$17,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481396. Member loan 481396 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Gateway Chiropractic	Debt-to-income ratio:	16.82%
Length of employment:	6 years	Location:	BREA, CA

Home town:
Current & past employers:	Gateway Chiropractic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,388.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481750	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481750. Member loan 481750 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,021 / month
Current employer:	IBM	Debt-to-income ratio:	14.21%
Length of employment:	3 years	Location:	SUNNYVALE, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,262.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481883	$2,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481883. Member loan 481883 was requested on February 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	National Book Foundation	Debt-to-income ratio:	0.20%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	National Book Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,153.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481921	$20,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481921. Member loan 481921 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,083 / month
Current employer:	Design Logic Solutions	Debt-to-income ratio:	9.18%
Length of employment:	10+ years	Location:	VALENCIA, CA

Home town:
Current & past employers:	Design Logic Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I originally got into credit card debt as I was trying to build my business. I have been working as a software developer now for almost 4 years working an average of 50 hours a week and now making a good income. We are now working hard to get out of the debt we incurred over the previous 7 years. Bankruptcy was never an option even when things were tight because I knew that would not be fair to the credit card companies. I got us into debt and I am working to get us out. My plan is to try and get as much of our debt off of our 27% interest cards and onto this loan so that we can get out of debt faster. Thank you.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,970.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 481972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481972	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481972. Member loan 481972 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,917 / month
Current employer:	North Texas Anesthesia	Debt-to-income ratio:	0.41%
Length of employment:	2 years	Location:	Dallas, TX

Home town:
Current & past employers:	North Texas Anesthesia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,583.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482071	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482071. Member loan 482071 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,917 / month
Current employer:	Leisure Living	Debt-to-income ratio:	17.06%
Length of employment:	4 years	Location:	Big Rapids, MI

Home town:
Current & past employers:	Leisure Living
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > This loan is to consolidate debt. It be great to be debt free in 3 years . I know that this will help me I have always payed my bills on time . I am working 3 jobs right now to get ahead.

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,707.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 482248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482248	$24,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482248. Member loan 482248 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	The Gap	Debt-to-income ratio:	17.37%
Length of employment:	8 years	Location:	brooklyn, NY

Home town:
Current & past employers:	The Gap
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,936.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482299	$24,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482299. Member loan 482299 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,496 / month
Current employer:	Barclays Capital	Debt-to-income ratio:	0.87%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Barclays Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,244.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482368	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482368. Member loan 482368 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Miami-Dade County Public Schools	Debt-to-income ratio:	16.42%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	Miami-Dade County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I am an underpaid Miami-Dade county public school teacher who is drowning in credit card debt. I purchased a home three years ago and my renter moved out in October and I am trying to get it rented again. But mortgage payments and other home expenses are taking its toll on my paycheck. I would like this loan to consolidate my debt so I can payoff my credit cards and not use them to pay my bills. Ten thousand dollars would go a long way towards helping me climb out of this hole. I'll be glad when the economy is fixed. I would appreciate any financial help I can get from this club.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	4
Revolving Credit Balance:	$16,591.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482432	$16,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482432. Member loan 482432 was requested on February 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:		Debt-to-income ratio:	3.12%
Length of employment:	5 years	Location:	TRUMBULL, CT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Buying up bank up foreclosures and renting them out for 20-25% annual returns.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	39	Months Since Last Delinquency:	10
Revolving Credit Balance:	$211,931.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 482512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482512	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482512. Member loan 482512 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Abbott Laboratories	Debt-to-income ratio:	12.85%
Length of employment:	2 years	Location:	Antioch, IL

Home town:
Current & past employers:	Abbott Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > Consolidation of debt

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$20,027.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 482902

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482902	$24,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482902. Member loan 482902 was requested on February 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	yonkers fire department	Debt-to-income ratio:	2.35%
Length of employment:	9 years	Location:	YONKERS, NY

Home town:
Current & past employers:	yonkers fire department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/10 > willing to extend the loan over 60 months Borrower added on 02/05/10 > my job as a firefighter is extremely stable, been with the FD for 9 years, have at least 11 more years left. i take home a minimum 4k a month after taxes and thats without overtime plus i take home more money from my second job which is a retail business i own. Borrower added on 02/05/10 > every loan i have ever had i have paid off, i have had many loans from 5k-20k and i have always paid my loans off. Borrower added on 02/08/10 > 2008 gross income 98k 2009k gross income 120k Borrower added on 02/08/10 > 2008 gross income 97k 2009 gross income 120k 2010 projected gross income 130k Borrower added on 02/15/10 > sent my 2008 fORM 1040 and 2008 W2, 2 recent paychecks from 2010, copy of my firefighter work identification and contact info so they can verify my employment. Tomorrow i will send in my 2009 form 1040 and W2 Borrower added on 02/15/10 > i faxed the documention at 12 pm est.

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	8
Revolving Credit Balance:	$366.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482912	$9,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482912. Member loan 482912 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	msc cruises usa	Debt-to-income ratio:	11.03%
Length of employment:	2 years	Location:	lauderhill, FL

Home town:
Current & past employers:	msc cruises usa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/10 > All she ever wanted was a nice engangement ring. We have been together for 4 years and we're ready to take the next step. However, she doesnt want the big elaborate wedding, instead her wish is just for a nice ring. I would love to grant her that wish, shes a great girl and she deserves it. I'm on lending club to make her dream come true sooner than later. I'm consider myself a good borrower because my debt is low, I'm a freelance web designer as well as full time senior web designer for a major company which allows me to earn far more than my stable and generous salary. I pay my debts. I bought a home last year and I am expecting my tax credit which would have been used for this ring but unfortunately its takes 2 months to get it back. My expenses are about $2,060 per month and my income is over 5,500 not including additional freelance income which averages an additional 1,000 per month. I'm happy to answer any questions you may have, and I would like to thank you in advance for considering the funding of my loan.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	33.42%	Months Since Last Record:	18
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 482918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482918	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482918. Member loan 482918 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	E1 Entertainment	Debt-to-income ratio:	20.51%
Length of employment:	5 years	Location:	PORT WASHINGTON, NY

Home town:
Current & past employers:	E1 Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,567.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 482978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
482978	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 482978. Member loan 482978 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,292 / month
Current employer:	Emory University	Debt-to-income ratio:	9.68%
Length of employment:	10+ years	Location:	DECATUR, GA

Home town:
Current & past employers:	Emory University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,466.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483029	$19,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483029. Member loan 483029 was requested on February 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	City Colleges of Chicago	Debt-to-income ratio:	10.61%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	City Colleges of Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Correction on the previous statement I left. On line 2 (American Express card 22.9% 6063.00 balance 185.00 minimum payment) is actually a Capitalone Visa card. My American Express Green Card caries no balance, I pay it in full each month. Thank you.

A credit bureau reported the following information about this borrower member on February 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,385.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483056	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483056. Member loan 483056 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Athens-Clarke County	Debt-to-income ratio:	13.96%
Length of employment:	10+ years	Location:	WATKINSVILLE, GA

Home town:
Current & past employers:	Athens-Clarke County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Until last week, I had a credit rating of over 700 and my payments were always on time and more than the minimum payment. The financial institution that issued my credit cards, lowered my limit to within a few hundred dollars of my balance, thus adversely affecting my credit rating. I would like to get all of my payments combined into one and get rid of most of my cards. Thank you for your consideration. Borrower added on 02/12/10 > I would also like to add my job is very stable and secure. I have been a firefighter for over 30 years and currently hold the rank of Chief. Borrower added on 02/17/10 > Big thanks to everyone who has helped out so far. I really appreciate it I sent my info. for employment verification in today (2/17). Hopefully this will speed up the process. Best wishes to all and stay safe out there.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$26,018.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483195	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483195. Member loan 483195 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Jack Flats	Debt-to-income ratio:	7.00%
Length of employment:	2 years	Location:	KEY WEST, FL

Home town:
Current & past employers:	Jack Flats
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	13
Revolving Credit Balance:	$5,024.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483244	$9,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483244. Member loan 483244 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,958 / month
Current employer:	Celtic Marketing	Debt-to-income ratio:	23.28%
Length of employment:	1 year	Location:	Glenview, IL

Home town:
Current & past employers:	Celtic Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/10 > Kitchen updates including new cabinets, countertops, and flooring. Also new appliances in kitchen

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$20,950.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483303	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483303. Member loan 483303 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bay 6 Productions	Debt-to-income ratio:	22.86%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Bay 6 Productions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I Intend to pay my loan that has high rate interest. Pay off my credit card. Pay School to receive my degree.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,305.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483363	$2,850	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483363. Member loan 483363 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Russ Cochran Publishing	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	West Plains, MO

Home town:
Current & past employers:	Russ Cochran Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,217.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483399	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483399. Member loan 483399 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Crestron Electronics	Debt-to-income ratio:	17.00%
Length of employment:	3 years	Location:	DUMONT, NJ

Home town:
Current & past employers:	Crestron Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Hey Everyone.. I'm looking to pay back the debt that I owe for I will no longer be using credit cards. I just want a chance to be able to start saving. I would have had a savings, but when I was 16 my dad suffered from a heart attack and was the only one providing for my family at the time, I went to work and came home gave my paychecks to my mom to put food on the table. I've sacrificed a lot for my family by putting myself last and have done so even today, but I wouldn't trade what I've done for the world. I would just like the chance to have my own future by paying what I owe off. I would have done it own my own, but these interest rates on the credit cards are a bit ridiculous when I always put more to my cards and pay on time. It's frustrating not to see what your working hard for only go to interest. I know one payment for the next three years would be so much easier for me. For those of you who invest in me, I want to say thank you and I promise to pay each and every one of you back in full and I want to thank you for giving me the chance to get my life back together. Thank you once again. Borrower added on 02/12/10 > Thank you for all of you who invested in me so far and to the others who will do so. I already feel relief knowing that I'm going to be out of debt soon and on my way to having a bright future. I also have put away my credit cards where I won't be using them and it feels great not to. I can't wait to start saving. I can't thank everyone enough and please know that I won't forget the opportunity each one of you gave me. I hope one day to give the same opportunity to someone who like me needed it. I know all my hard work and dedication will pay off one day. Thank you again. Borrower added on 02/16/10 > Thank you again I have four days left to get the 12,000 that I need and so far I have 5,850.00. Thank you for giving me the opportunity to build my future. Anything is better than nothing. I really so appreciate all of you guys who are helping me to try and make this happen. Thank you again.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,134.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483420	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483420. Member loan 483420 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CIA	Debt-to-income ratio:	23.81%
Length of employment:	10+ years	Location:	Springfield, VA

Home town:
Current & past employers:	CIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I plan to use these funds to rehab a property that my wife and I have purchased in the Washington DC metro area of Maryland. It is a single family home in a good neighborhood, with government employers nearby. Both of us have stable jobs, mine in the federal govt, and my wife as a Physical Therapist, so we will not have any trouble making the payments on this loan. We obtained the property at a significant discount and plan to sell it for a profit once it is finished. The appraisals and comps on this property support the numbers for our business plan.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,048.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 483456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483456	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483456. Member loan 483456 was requested on February 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,093 / month
Current employer:	Cacique Cheese Inc.	Debt-to-income ratio:	13.96%
Length of employment:	10+ years	Location:	Ontario, CA

Home town:
Current & past employers:	Cacique Cheese Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,770.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483549	$6,600	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483549. Member loan 483549 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	2.34%
Length of employment:	10+ years	Location:	BOSTON, MA

Home town:
Current & past employers:	Massachusetts General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > I want to consolidate all current credit card payments into one easy to manage monthly payment. Borrower added on 02/08/10 > My credit worthiness is extremely important to me, and I would like to pay off my pending credit card balances - which I always pay on time - so that I can close out some accounts and improve my credit score.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,261.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 483572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483572	$13,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483572. Member loan 483572 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Washinton Dental Clinics	Debt-to-income ratio:	5.49%
Length of employment:	4 years	Location:	Pico Rivera, CA

Home town:
Current & past employers:	Washinton Dental Clinics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	23
Revolving Credit Balance:	$5,588.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483608	$15,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483608. Member loan 483608 was requested on February 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Department of Education	Debt-to-income ratio:	22.36%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/07/10 > I WILL PAY MY LOAN WITH THE ACCOUNT IN WHICH I RECEIVE MY DIRECT DEPOSIT FROM WORK. I HAVE A STABLE JOB.

A credit bureau reported the following information about this borrower member on February 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	59
Revolving Credit Balance:	$15,351.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483697	$19,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483697. Member loan 483697 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	EAM Partners L.P.	Debt-to-income ratio:	11.68%
Length of employment:	3 years	Location:	GRAPEVINE, TX

Home town:
Current & past employers:	EAM Partners L.P.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I'm a Research Analyst for EAM Partners, LP, a successful investment firm and Hedge Fund Manager in the Dallas, Texas area. I've been with the company for over 3 years and since then the company has grown exponentially from 5 employees to over 20. Therefore, I feel very confident in my ability to continue to be employed for the foreseeable future. On top of my annual salary ($72k) I also get a bonus based on the performance of the company products for that year. In the last 3 years my bonus has average between 20 to 25% of my annual salary. My current budget after I pay for rent ($750), car ($480), and monthly basic expenses ($1,000) has a surplus of over $2,500 net. I???m looking to borrow $19k which I can easily pay on a monthly basis. This loan will be used to cover some elective surgery for my fianc??, and to pay for our wedding this coming spring. My credit score is as high as 730 with one scoring agency and I have never have never been late with my payments, and no collection accounts or negative public records are listed in my credit report. Please feel free to contact me may you have any additional questions. Borrower added on 02/16/10 > Just wanted to add that my current debt consists of two credit cards that are charging 1.99% APR for the next 12 months. Thus I have decided to save more money to pay for my wedding while that credit card promotion lasts.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,284.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483721	$20,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483721. Member loan 483721 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	4.03%
Length of employment:	5 years	Location:	Ham Lake, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > Loan null Borrower added on 02/08/10 > ck bussiness loan

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,150.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483827	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483827. Member loan 483827 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	US Government EPA	Debt-to-income ratio:	20.88%
Length of employment:	10+ years	Location:	Forest Park, IL

Home town:
Current & past employers:	US Government EPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am being transferred by my employer to Washington DC and I am sellingmy house. I work for the Federal Government, for over 22 years andthey are taking care of my moving expenses. However, like most ofhomeowners I owe more than what my house is worth. I need the $25,000 to close the deal on my sale of my home I will be downsizing to anapartment in DC and will not have any problems paying back this loansince my rent will be about $2000 less than my current mortgage payment.I consider myself lucky that I have a steady income and would appreciateLending Club members help for my situation in getting my home salecompleted. Thanks

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,018.00	Public Records On File:	1
Revolving Line Utilization:	68.40%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483889	$17,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483889. Member loan 483889 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Deluxe Digital Studios	Debt-to-income ratio:	23.23%
Length of employment:	6 years	Location:	VALLEY VILLAGE, CA

Home town:
Current & past employers:	Deluxe Digital Studios
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > My Amex intrest rate just went up %10. Wanna get rid of credit cards and payoff all my debt.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,375.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483918	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483918. Member loan 483918 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$30,833 / month
Current employer:	CREDIT SUISSE GROUP	Debt-to-income ratio:	5.70%
Length of employment:	9 years	Location:	HOLMDEL, NJ

Home town:
Current & past employers:	CREDIT SUISSE GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$236,617.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 483946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483946	$5,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483946. Member loan 483946 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Self	Debt-to-income ratio:	20.04%
Length of employment:	2 years	Location:	WHITTIER, CA

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > I plan to use this loan to pay off credit card debt as well as to help with the expenses of college. I am a great contender for this loan because I have solid income each month and my car loan payment will end this June affording me the ability to easily pay off this loan. I bring in approximately $2400 a month of which $992 goes directly to bills.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$438.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483962	$25,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483962. Member loan 483962 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:		Debt-to-income ratio:	13.96%
Length of employment:	< 1 year	Location:	Aubrey, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Marketing consulting and business development company with business picking up. We're planning for growth and need to consolidate borrowing. Focus is on small to medium sized businesses -- the fastest growing part of the economy. Our services are comprehensive. We use both online and offline programs to help clients grow and profit. Newest company growth is online publishing and business DIY marketing tools. Expect to double size of LLC in next 12 months. Borrower added on 02/17/10 > We have 4 websites we are building out to generate income ... business marketing membership site with software and tools, internet search with advertising, business networking and support, and business financial website with online applications. These 4 sites are purposed to generate multiple income streams in 2010 and beyond.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,960.00	Public Records On File:	1
Revolving Line Utilization:	90.70%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483971	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483971. Member loan 483971 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	NRG Energy	Debt-to-income ratio:	13.98%
Length of employment:	1 year	Location:	Browns Mills, NJ

Home town:
Current & past employers:	NRG Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I requested a loan to consolidate my two credit cards. I always pay more than the minimum on my bills. If I could pay both cards off, I can put whatever I owe into a structured payment plan and aggressively pursue a debt free life. Borrower added on 02/09/10 > I am a union worker at a power plant in NYC. Borrower added on 02/09/10 > I want to thank everyone who has funded my loan so far. Thank you! Borrower added on 02/10/10 > I worked for General Electric as a Systems and Instrumentation Engineer from '05 - '09 right out of college. I grossed $67K last year. I left GE to work NRG Energy. They were a customer of mine while working for GE and a very stable and secure career move. My salary has increased after switching jobs. I have a mortgage of $1000/month but the property is being rented for $800. I live at home with my parents so I can save up for a house to live in. I have a car payment of almost $600 a month. Insurance costs $189 a month. I pay $130 for a family cell phone plan for me and my parents. Borrower added on 02/11/10 > Thanks to everyone that are investing in my loan. Your help is much appreciated. For potential investors, - my credit score is 700+ - I was delinquent on my mortgage 24 months ago. It was because my bank M&T Bank sold my loan to Chase. I had the M&T loan automatically deducted from my account every month. After it changed over the Chase, I unknowingly paid M&T for four months and missed four payments with Chase. The paperwork was resolved, the money was returned from M&T and directly paid the past four months with all surcharges removed. I am disappointed that it shows up on my credit score as a delinquency.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,639.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 483973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483973	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483973. Member loan 483973 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	diamondback Capital	Debt-to-income ratio:	7.28%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	diamondback Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I tapped into my profit sharing and have taxes I am unable to pay

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	21
Revolving Credit Balance:	$28,897.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484041	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484041. Member loan 484041 was requested on February 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	21st Century Home Health Agency	Debt-to-income ratio:	22.83%
Length of employment:	7 years	Location:	Oklahoma City, OK

Home town:
Current & past employers:	21st Century Home Health Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/08/10 > I am very diligent about paying off my debt, but these high interest rates are terrible. Most of my debt was incurred 5-6 years ago to add on to home and the interest rates at the time were 5 and 6%. Now they are 28 and 29%. I pay more than minimum on all debt and have all payments auto withdrawl so no chance of a late payment. I am on a mission to get out of debt. I am half way there, but really could use the help to finish. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,752.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484044	$2,100	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484044. Member loan 484044 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Publix Supermarkets	Debt-to-income ratio:	21.52%
Length of employment:	2 years	Location:	Gainesville, FL

Home town:
Current & past employers:	Publix Supermarkets
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > The loan request is to help fund part of my wedding expenses. We need to put down most of the money for the reception and ceremony in April. I have a steady job that pays $400 weekly as well as bonuses. I also get real estate investment income of $440 a month. I will not have any financial problem paying off this loan. I just need to be able to front the money to the wedding coordinators.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$564.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484062	$12,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484062. Member loan 484062 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	hewlett packard	Debt-to-income ratio:	17.56%
Length of employment:	7 years	Location:	honolulu, HI

Home town:
Current & past employers:	hewlett packard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Trying to finish my MBA degree and I only have 1 semester left to go. I have held a management level position with Hewlett Packard for over 7 years with no worries of pay cuts or job loss.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,233.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484070	$15,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484070. Member loan 484070 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	TM Advertising	Debt-to-income ratio:	14.95%
Length of employment:	< 1 year	Location:	Irving, TX

Home town:
Current & past employers:	TM Advertising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I'm using this loan to consolidate my higher interest credit card debt and simplify my payments. I have no late payments on credit cards, car loan, or mortgage. In a worst case scenario, I have $45k in retirement accounts (401k and Roth IRA). Borrower added on 02/14/10 > Update: I was able to refinance my mortgage, so my expenses have come down a bit: Mortgage: $1240 Taxes/Insurance: $450 Car/Insurance: $500 Utilities (cell/Internt/elec./water): $250 I have also filed my 2009 taxes and will be receiving a $4k refund. I have been at my current job at TM for less than a year. They made me an offer I couldn't refuse and recruited me out of my previous employer where I had worked for the last 7+ years. I am using this loan to pay off 3 cards with interest rates at 19.99. I have other credit card debt as well, but that is all at 3.99 and under. I'm taking several steps (mortgage refinance, cancel cable/gym, eating in, etc.) to cut my monthly committed expenses so I can put some real dents in this debt load. Please feel free to ask any other questions you may have. Thanks!

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,403.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484081	$13,800	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484081. Member loan 484081 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,856 / month
Current employer:	Cochella Valley Water District	Debt-to-income ratio:	15.16%
Length of employment:	5 years	Location:	Indio, CA

Home town:
Current & past employers:	Cochella Valley Water District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Tired of credit card debt, I just want to consolidate bills and pay them off quickly.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,466.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484130	$2,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484130. Member loan 484130 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Philadelphia Eye Associates	Debt-to-income ratio:	24.52%
Length of employment:	2 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Philadelphia Eye Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,695.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484174	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484174. Member loan 484174 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Haskell Construction	Debt-to-income ratio:	19.48%
Length of employment:	3 years	Location:	LaSalle, IL

Home town:
Current & past employers:	Haskell Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This loan will consolidate all of my bills into one easy low monthly payment.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	12
Revolving Credit Balance:	$9,743.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 484212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484212	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484212. Member loan 484212 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	9.09%
Length of employment:	< 1 year	Location:	Staten Island, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This is for a custom bilt Harley Davidson Trike.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,205.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484222	$8,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484222. Member loan 484222 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:		Debt-to-income ratio:	7.36%
Length of employment:	< 1 year	Location:	Berry Creek, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > My wife an I are senior citizens doing foster care. We need to install heating/airconditioning and have $7,000 set aside but need another $8,000 to fund project. Hope you can help. Thanks.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,973.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484226	$16,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484226. Member loan 484226 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,133 / month
Current employer:	Regency Financial Svcs/Bound Brook Mgmt	Debt-to-income ratio:	10.43%
Length of employment:	7 years	Location:	Springfield Gardens , NY

Home town:
Current & past employers:	Regency Financial Svcs/Bound Brook Mgmt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,925.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484239	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484239. Member loan 484239 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,067 / month
Current employer:	Kings Park Central School District	Debt-to-income ratio:	17.61%
Length of employment:	3 years	Location:	Islip Terrace, NY

Home town:
Current & past employers:	Kings Park Central School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,261.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484242

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484242	$15,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484242. Member loan 484242 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	19.29%
Length of employment:	10+ years	Location:	Owings Mills, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > Using loan to retire other debts which have a higher interest rate. Borrower added on 02/09/10 > debt will be used to retire other debt that has a higher rate of interest. I've been a practicing attorney for the past 36 years and in the past several years I have been representing a number of clients who have been victims of real estate fraud.

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	49
Revolving Credit Balance:	$24,341.00	Public Records On File:	1
Revolving Line Utilization:	87.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484247	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484247. Member loan 484247 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:		Debt-to-income ratio:	2.63%
Length of employment:	4 years	Location:	SKOKIE, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,887.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484249	$16,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484249. Member loan 484249 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Ohio state highway Patrol	Debt-to-income ratio:	23.51%
Length of employment:	10+ years	Location:	Massillon, OH

Home town:
Current & past employers:	Ohio state highway Patrol
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > I am married with 2 dependants, me and my wife's combined income is over 110K, I am a state employee (Trooper) and she is a registered nurse (RN). I had to have colerectal sugery which forced us to use many of our credit cards since my job only pays 67% disability we used cards to keep our bills paid on time. I have since returned to work but would like to consolidate all cardit cards into one payment which is easier to manage along with consolidating 8 different rates into one. Thanks for taking the time to review my application. Please call if you have furtherquestions my 2009 tax return is available for review. Borrower added on 02/16/10 > I would like to add that I will only be keeping open 1 credit card with the lowest interest rate. My wife and I plan on using cash for major purchases, and keeping 1 card open for an emergency. Borrower added on 02/18/10 > I was asked by an investor to state my income...I currently earn 34.66 and hour, I also recieve 500 dollars a month for adoption assitance. My wife currently earns 25.00 dollars an hour, and recieves 460.00 per month for child support. I also teach at the local community college part time at 23.00 dollars an hour, I average about 150 hours a year. We are eager to get our credit cards in oder and hope this helps in thefunding of our loan. any new information needed please feel free to ask. Thank you kindly.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,721.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484318	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484318. Member loan 484318 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Transocean	Debt-to-income ratio:	6.43%
Length of employment:	1 year	Location:	Homosassa, FL

Home town:
Current & past employers:	Transocean
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,742.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484321	$5,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484321. Member loan 484321 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,370 / month
Current employer:	premiere wall constuctors i	Debt-to-income ratio:	22.91%
Length of employment:	< 1 year	Location:	west covina, CA

Home town:
Current & past employers:	premiere wall constuctors i
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Low risk loan to consolidate high interest credit cards. Have good fico and no late payments on any accounts in the last 7 years Borrower added on 02/12/10 > Previous employment was with the same company for over 6 years. Borrower added on 02/12/10 > Premiere Wall Constructors Inc is a Construction Contractor. I am a Union Lather (think carpenter but specialty)

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,778.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484360	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484360. Member loan 484360 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:		Debt-to-income ratio:	22.12%
Length of employment:	1 year	Location:	CRESSKILL, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Hi, We are looking to expand our current electronics business into retail which requires capital. Currently the business consists of just wholesale and import/export, while the margins are not that thick, it's a volume business. The online retail ventures are being worked on currently but requires more capital for completion. With a retail operation we will be able to earn higher margins on the same models that we currently wholesale. Thank you.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$517.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484398	$12,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484398. Member loan 484398 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$35,417 / month
Current employer:	tjx	Debt-to-income ratio:	4.14%
Length of employment:	10+ years	Location:	playa vista, CA

Home town:
Current & past employers:	tjx
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/09/10 > This loan will be repayed on April 15th 2010

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,117.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 484400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484400	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484400. Member loan 484400 was requested on February 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	PatioShoppers, Inc.	Debt-to-income ratio:	20.23%
Length of employment:	5 years	Location:	canyon lake, CA

Home town:
Current & past employers:	PatioShoppers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Prospective Lender, I started my ecommerce business in March of 2005, and have experienced strong growth every year since inception. Annual Sales: 2005-$856,000, 2006-$1,547,000, 2007-$2,380,337, 2008- $3,687,938, 2009-$4,333,410, Total 5 Year Sales $12,804,685. Our Company, gaining strong brand awareness in our seasonal niche markets, has built a great reputation in our industry as a dominant player. In 2009, we identified three top areas of improvement needed for growth and profitability in 2010, which was to grow in counter seasonal niche markets. A portion of the funds requested will be used to purchase a small amount of identified product and build necessary additions to our ecommerce store. I am personally known as a expert in the field of Internet Marketing / Ecommerce Management and was fortunate enough to selected as one of the Top five Emerging Entrepreneurs of the Year by Entrepreneur Magazine. I also frequently spend time mentoring new business owners and giving motivational advice to other aspiring entrepreneurs at industry events nationwide. During the middle of 2009, we budgeted a set amount for new growth into these new specialty markets. At that time we had approx $130k in available LOC through one of the largest Banks in America. Over the last three years we used portions of that credit and paid back all of the funds in a timely manner (4-6 months on average) in an attempt establish a strong credit rating. We've never been delinquent, always paying responsibly. Late in 2009 I received unanticipated notification that our credit was reduced from $130k to $3k. Speaking with a manager, we were told the same action had occurred with all of their clients due to the economy. The managing loan officer re-examined our account and, due to our strong history, agreed to reinstate it to approximately $40k. After examining my options, I have decided to give Lending Club a try to diversify my credit portfolio. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	35
Revolving Credit Balance:	$75,038.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484417	$7,500	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484417. Member loan 484417 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,055 / month
Current employer:	TNT POOL SERVICE	Debt-to-income ratio:	6.83%
Length of employment:	4 years	Location:	HENDERSON, NV

Home town:
Current & past employers:	TNT POOL SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I am currently using an 1983 Chevy S10 with 165,000 miles. Its maintenance cost is high and the performance is getting unreliable. This 2006 Ford F150 with low mileage will cut maintenance costs and carry an assured reliability. With this vehicle I can concentrate more on doing my job, keeping my customers satisfied, and ensuring a continued business profit.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,058.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484482	$16,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484482. Member loan 484482 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	the broadmoor	Debt-to-income ratio:	8.83%
Length of employment:	1 year	Location:	colorado springs, CO

Home town:
Current & past employers:	the broadmoor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > consolidating debts for college food science continued education.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,142.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484483	$18,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484483. Member loan 484483 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Paychex, Inc	Debt-to-income ratio:	6.85%
Length of employment:	10+ years	Location:	Bushkill, PA

Home town:
Current & past employers:	Paychex, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,793.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 484540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484540	$14,400	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484540. Member loan 484540 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	MOG, Inc	Debt-to-income ratio:	5.54%
Length of employment:	2 years	Location:	Beaverton, OR

Home town:
Current & past employers:	MOG, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Recently married and want to pay off our debt with a lower interest loan. Dual income will be utilized to pay off our loan.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,387.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484543	$8,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484543. Member loan 484543 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	leesville auto	Debt-to-income ratio:	6.37%
Length of employment:	7 years	Location:	PERTH AMBOY, NJ

Home town:
Current & past employers:	leesville auto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	65
Revolving Credit Balance:	$10,039.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484572	$2,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484572. Member loan 484572 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	austins hair salon	Debt-to-income ratio:	14.20%
Length of employment:	6 years	Location:	clermont, FL

Home town:
Current & past employers:	austins hair salon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	61
Revolving Credit Balance:	$1,530.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 484573

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484573	$16,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484573. Member loan 484573 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$50,000 / month
Current employer:		Debt-to-income ratio:	4.61%
Length of employment:	10+ years	Location:	Valley Mills, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Business Loan: To purchase additional inventory for resale in store and at weekly gun shows. We also sell on the internet. We own a gun shop, gun range and training facilities to educate law enforcement, military and civilians self defense and gun control. We have many organizations who use our facilities. Law Enforcement agencies, children gun clubs, a christian men's group and a major univesity marksmanship club. We are open to the public and also have private memerships. Borrower added on 02/15/10 > I took over this business as a female shop owner when my husband passed away from heart failure. I took it from a 5-figure to a 6-figure in two years. I worked week-ends, holidays and long hours with the help of friends and family. There was no life insurance and I did not want our shop to close so, I dug in with both feet and went to work! And if I get this loan I will work even harder to pay it back. I have a "can-do-attitude!" And I don't mind hard work. I enjoy working with people and seeing the rewards and smiles on their faces.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,997.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484580	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484580. Member loan 484580 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Marquis Who's Who LLC	Debt-to-income ratio:	7.77%
Length of employment:	3 years	Location:	CALDWELL, NJ

Home town:
Current & past employers:	Marquis Who's Who LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > It's for our honeymoon. 7 days on a former St. Lucian sugan plantation. She deserves it.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	46
Revolving Credit Balance:	$10,375.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484582

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484582	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484582. Member loan 484582 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,192 / month
Current employer:	CEMEX INC.	Debt-to-income ratio:	15.29%
Length of employment:	3 years	Location:	SIMI VALLEY, CA

Home town:
Current & past employers:	CEMEX INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > THIS IS A CONSOLATION LOAN

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,631.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484611	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484611. Member loan 484611 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	SUMAN ENTERTAINMENT GROUP	Debt-to-income ratio:	16.82%
Length of employment:	3 years	Location:	PEMBROKE PINES, FL

Home town:
Current & past employers:	SUMAN ENTERTAINMENT GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > Looking to consolidate credit card debt into one monthly payment. I pay all my bills on time, usually more than the minimun required amount. Would truly appreciate your assistance.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,169.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484627	$18,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484627. Member loan 484627 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Cembre	Debt-to-income ratio:	17.57%
Length of employment:	7 years	Location:	METUCHEN, NJ

Home town:
Current & past employers:	Cembre
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > The purpose of the loan is to get rid of the plastic for good. Was planning on refi'ing the home to pay off the debt but in this economy with no equity that is not a possibility. I have an impeccable sparkling clean payment history - no late payments. The only reason my credit score is not in the 800s is because of all the revolving debt I am carrying, which will now be consolidated and gone with this 3 year plan. Thanks for helping with the funding, you wont be sorry Borrower added on 02/17/10 > Proof of income and residence is in Lending Clubs hands, emailed everything they requested promptly, just waiting for final approval. Thanks to everyone who has contributed so far

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,364.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484660	$19,200	21.64%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484660. Member loan 484660 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	Baxter Healthcare	Debt-to-income ratio:	8.63%
Length of employment:	10+ years	Location:	oro valley, AZ

Home town:
Current & past employers:	Baxter Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	44
Revolving Credit Balance:	$55,442.00	Public Records On File:	1
Revolving Line Utilization:	66.90%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 484661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484661	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484661. Member loan 484661 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Tidewater Investments, Inc.	Debt-to-income ratio:	16.77%
Length of employment:	4 years	Location:	Panama City Beach, FL

Home town:
Current & past employers:	Tidewater Investments, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > My real estate investment company specializes in development, construction and renovation to provide middle and low-income families affordable and safe housing. Immediate benefits of funding would be to develop a strong website presence in the local market enable the company to to solicit more buyers and sellers and educate the public about current real estate trends. Borrower added on 02/11/10 > I also work with people in pre-foreclosure. I negotiate with the banks and buy their properties in short sale and help them avoid foreclosure that is less of a blemish on their financial records than foreclosure. Borrower added on 02/16/10 > I am associated with a national real estate teaching group and we all strive to help people to get out from under a bad situation (possible foreclosure). I would like to have this loan funded so I could have immediate operating expenses and build a website until cash is generated by the pending short sale closings in the next 60-90 days. After that I am planning myself to become an investor and fund deals for the Lending Club seeing the tremendous difference this lending source can mean in the lives of people and small businesses especially in this current difficult financial environment.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,282.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484692	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484692. Member loan 484692 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	San Diego Unified	Debt-to-income ratio:	20.77%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	San Diego Unified
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > 10-year educator trying to expand small business idea. Will make payments on time. Thank you in advance for your consideration. Borrower added on 02/11/10 > After reading more about Lending Club, I have already decided that I will definitely become a lender when I am financially able to. I am appreciative to everyone's help. THANK YOU! Borrower added on 02/12/10 > When I applied for the 2 personal loans (2 credit inquiries), the interest rates I was approved for were over 20% and for more than 3 years. Therefore, I declined their offers. Borrower added on 02/17/10 > Thank you to everyone who has invested so far! =)

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	61
Revolving Credit Balance:	$9,710.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484693	$7,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484693. Member loan 484693 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	SPS	Debt-to-income ratio:	17.72%
Length of employment:	2 years	Location:	Sandy, UT

Home town:
Current & past employers:	SPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > thank you Borrower added on 02/10/10 > thank you Borrower added on 02/11/10 > thank you so much

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,941.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484697	$9,600	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484697. Member loan 484697 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,658 / month
Current employer:	Walgreen Company	Debt-to-income ratio:	24.90%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	Walgreen Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I am trying to pay off and consolidate my high interest rate credit cards, and also I am motivated to fight back against banks and their abusive credit card practices. Despite new consumer protection regulations having recently become law, many of you have probably either received or know of someone who has received an inexplicable and completely unjustified credit card rate increase over the past year. The banks try to hide the rate increase in fine print in an otherwise innocent letter, and then they act aloof and put you on hold for 30 minutes when you call seeking an explanation! This is foul play, and utterly unethical business practice. Lending Club is an incredibly powerful system for fighting this abuse, and I want to participate in promoting this wonderful alternative. Obviously I am starting as a borrower, but I hope to eventually become a lender and help others as soon as I can. I am an architect and I???ve been securely employed for three years by one of the largest real estate development firms in the country. Our firm is extremely diversified, so we???ve been able to continue development at a fast pace in this relatively frozen market. Working for a real estate firm rather than an architecture firm comes with the benefit of higher pay and better job security and I feel like this makes me a great candidate for this loan. I have eight years of good credit history with only one late payment and that was the result of an error by the postal service. My expenses are outlined below and are relatively typical except that I don???t have an auto loan because my car is paid off. Monthly net income: $4268 Monthly expenses: $1715 Housing: $500.00 (Rent) Insurance: $0 Car expenses: $0 Utilities: $50 Phone, cable, internet: $70 Food, entertainment: $300.00 Student loans: $275 Clothing, household expenses $100 Credit cards: $420 Other expenses: $0 Thanks for your time and consideration. Please don't hesitate to ask any questions.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,617.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484699	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484699. Member loan 484699 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	GIFTS Software	Debt-to-income ratio:	22.59%
Length of employment:	10+ years	Location:	Rego Park, NY

Home town:
Current & past employers:	GIFTS Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,808.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484702	$14,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484702. Member loan 484702 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	E2 Inc.	Debt-to-income ratio:	15.27%
Length of employment:	4 years	Location:	Charlottesville, VA

Home town:
Current & past employers:	E2 Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > We'd love to be debt free before adding a second child to the family!

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$6,485.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 484728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484728	$6,500	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484728. Member loan 484728 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	TVO North America	Debt-to-income ratio:	16.80%
Length of employment:	2 years	Location:	Arlington, TX

Home town:
Current & past employers:	TVO North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > The loan will be used to consolidate bills from a recent home purchase including carpet and furniture. Recent medical bills and time away from work due to an illness coupled with a glitch with a new company insurance system, my fiance did not receive a paycheck for 3 pay periods, equal to one and a half months. It will take up to 120 days to correct. The loan will assist in keeping all bills current while the issue is being resolved. I am a good borrower because I consistently pay my bills and have been able to obtain a very good credit score by taking care of my responsibilities. I will not jeopardize that going forward.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,238.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484751	$10,000	20.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484751. Member loan 484751 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	mas auto repair	Debt-to-income ratio:	3.44%
Length of employment:	2 years	Location:	marietta, GA

Home town:
Current & past employers:	mas auto repair
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > how much is my credit score ?

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,171.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 484764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484764	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484764. Member loan 484764 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Prescott Cardiology	Debt-to-income ratio:	16.16%
Length of employment:	< 1 year	Location:	Prescott, AZ

Home town:
Current & past employers:	Prescott Cardiology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/10/10 > THIS WILL BE USED TO CONSOLIDATE DEBT WITH A LOWER INTEREST RATE. I AM A CARDIOLOGIST WITH A STABLE HISTORY AND EXCELLENT CREDIT SCORES.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,620.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484771	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484771. Member loan 484771 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	amec	Debt-to-income ratio:	4.12%
Length of employment:	3 years	Location:	ALPHARETTA, GA

Home town:
Current & past employers:	amec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I am intending to consolidate a small amount of credit card debt my wife and I accumulated in the first few years of marriage. Borrower added on 02/14/10 > Since we used money from our savings to refinance our house last year, any extra cash has been used to get that back to a more comfortable level. With no car payments, this loan would be the only other debt besides our mortgage.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,361.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484843	$7,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484843. Member loan 484843 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Houston Airport System	Debt-to-income ratio:	23.77%
Length of employment:	5 years	Location:	PORTER, TX

Home town:
Current & past employers:	Houston Airport System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,685.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484846	$6,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484846. Member loan 484846 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,041 / month
Current employer:	Table Mountain Rancheria	Debt-to-income ratio:	13.43%
Length of employment:	8 years	Location:	Clovis, CA

Home town:
Current & past employers:	Table Mountain Rancheria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Family has three LARGER vehicles, which are paid for and will remain in the family. This loan is to supplement our cash on hand for the purchase of a daily commuter.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,537.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484847	$13,200	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484847. Member loan 484847 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,308 / month
Current employer:	University of Phoenix	Debt-to-income ratio:	17.80%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	University of Phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > My excellent credit speaks for itself! I have a fantastic, stable career that I love! This loan will be used to pay off higher interest credit cards and a personal loan, in an effort to streamline my bills and pay my debt off quicker. I have moved up quickly in my career to establish a great salary and now want to concentrate on paying down my debt that was accumulated during a time that I was laid off and also a time that I was making a much lower salary. My payment history in my credit report reflects positively on my ability to pay debt in a timely manner with no issues or complaints.

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,294.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484859	$8,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484859. Member loan 484859 was requested on February 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,120 / month
Current employer:	PSI	Debt-to-income ratio:	14.36%
Length of employment:	2 years	Location:	riverside, CA

Home town:
Current & past employers:	PSI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > My wife and I are looking to start our own company. The funding we are asking for is to purchase existing customer accounts and to help with advertising and equipment. Thank you for your consideration. Borrower added on 02/18/10 > Update: We just had 3 more customers sign service agreements!!!!! Thanks for the support everyone!!

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,836.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484881	$4,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484881. Member loan 484881 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Mast Trucking	Debt-to-income ratio:	1.85%
Length of employment:	6 years	Location:	CORAOPOLIS, PA

Home town:
Current & past employers:	Mast Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Thank you for your time! Borrower added on 02/17/10 > Thanks, lenders.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,495.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484886	$7,750	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484886. Member loan 484886 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	AWK	Debt-to-income ratio:	24.64%
Length of employment:	< 1 year	Location:	Jonestown, PA

Home town:
Current & past employers:	AWK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Citibank Sux at 30% interest. Help me out please. My job is very stable, we do work for PA Dept of Transportation. Borrower added on 02/12/10 > We pay mortgage on time and student loans.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,836.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 484894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484894	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484894. Member loan 484894 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,417 / month
Current employer:	Kaye Scholer LLP	Debt-to-income ratio:	11.07%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Kaye Scholer LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > This loan is to finance the renovation of a property used by a small business in anticipation of a sale of such small business. I have worked at the same law firm as an attorney for the last four years (annual salary = $185,000) and I am incurring this loan to assist my parents in their small business.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	53
Revolving Credit Balance:	$5,567.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484903

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484903	$3,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484903. Member loan 484903 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Daiichi Sankyo	Debt-to-income ratio:	20.50%
Length of employment:	< 1 year	Location:	SAVANNAH, GA

Home town:
Current & past employers:	Daiichi Sankyo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Additional funds required to move to a new city for a new job

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,027.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 484916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484916	$4,750	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484916. Member loan 484916 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Sprint Nextel	Debt-to-income ratio:	19.03%
Length of employment:	10+ years	Location:	Larkspur, CO

Home town:
Current & past employers:	Sprint Nextel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	3
Revolving Credit Balance:	$59,716.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484995	$25,000	21.27%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484995. Member loan 484995 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:		Debt-to-income ratio:	10.08%
Length of employment:	3 years	Location:	sherman Oaks, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,276.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 485003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485003	$12,250	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485003. Member loan 485003 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	richardsons rv center	Debt-to-income ratio:	20.37%
Length of employment:	9 years	Location:	Winchester, CA

Home town:
Current & past employers:	richardsons rv center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I have been with the company that I work for 10 years. I am going to use the funds to pay off a higher rate credit card. I have never missed a payment in my life and I will make all the payments for this loan.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,689.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485029	$22,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485029. Member loan 485029 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:		Debt-to-income ratio:	9.73%
Length of employment:	6 years	Location:	salem, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > paying off high interest credit cards. will put more than the monthly payment required every time. i have a stable job, been doing it for 6 years

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,148.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485035	$14,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485035. Member loan 485035 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Coldwell Banker The Aspen Brokers	Debt-to-income ratio:	6.10%
Length of employment:	2 years	Location:	Basalt, CO

Home town:
Current & past employers:	Coldwell Banker The Aspen Brokers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > The funds for this loan will go to credit card debt consolidation. I currently have two credit cards with balances, which I intend to pay off with a fully funded loan. I want to rid my credit report of revolving credit and want to boost my credit score. I just want to be free of credit card debt! I am a solid borrower. I have never paid a credit card bill, utility bill, car payment etc. late. I am a very honest and straight forward person and I would not come to a web site like this if I had any doubt that I could not make payments. Thanks to all the investors on this site, many people have been given a helping hand and I do not want to take advantage of that. And this site, and peer to peer lending, is genius. Why pay big banks when I can be helping some one with their future and they are helping me with mine. I have been with my current employer, a very successful real estate office that was established in the late 70???s, for almost 2 years and have no plans on leaving and my boss has no plans on letting me go. I have a very solid income, solid housing situation, and solid life for the exception of my credit card debt. I am motivated and determined to pay my debt down as quickly as possible so that I can start planning for my future and I just need some one willing to help me with that.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,315.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485040	$21,600	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485040. Member loan 485040 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	BWH and NWH Physicians Organization	Debt-to-income ratio:	7.98%
Length of employment:	10+ years	Location:	Brighton, MA

Home town:
Current & past employers:	BWH and NWH Physicians Organization
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I am a physician with a stable work history, no loan defaults, excellent income and total debt payments are 18.6% of my income. I will use these funds to refinance other debt and lower my interest rate. Thank you for taking the time to consider my loan request. Borrower added on 02/13/10 > I have job security for at least the next 3 years, and prefer to put my extra cash ($4,000.00/month) into savings, paying my mortgage, and other long term investments. Consequently I am repaying my revolving debt over a 3 year period instead of paying it down immediately. I am taking the opportunity of a Lending Club loan to lower my overall interest rate as I continue to pay down my revolving credit card debt. Thank you again for your interest in funding this loan.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,804.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485070	$5,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485070. Member loan 485070 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wayne Developers	Debt-to-income ratio:	6.52%
Length of employment:	10+ years	Location:	Milford, MA

Home town:
Current & past employers:	Wayne Developers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > Financing my wifes career

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,281.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485072	$12,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485072. Member loan 485072 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	RED ROBIN	Debt-to-income ratio:	5.16%
Length of employment:	3 years	Location:	MENTOR ON THE LAKE, OH

Home town:
Current & past employers:	RED ROBIN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	70
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485083	$14,500	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485083. Member loan 485083 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	NKG Productions	Debt-to-income ratio:	24.40%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:
Current & past employers:	NKG Productions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > High Interest Rate Credit Card Consolidation

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,752.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485096	$11,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485096. Member loan 485096 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Johnson and Johnson	Debt-to-income ratio:	11.88%
Length of employment:	4 years	Location:	EVERETT, WA

Home town:
Current & past employers:	Johnson and Johnson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Hello all and thanks for looking at (and possibly funding) my loan. I have a very similar offer from a bank but I love the idea of peer to peer lending and am looking forward to see it work first hand.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	33
Revolving Credit Balance:	$9,637.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485098	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485098. Member loan 485098 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	North Central College	Debt-to-income ratio:	17.88%
Length of employment:	4 years	Location:	Naperville, IL

Home town:
Current & past employers:	North Central College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I work full-time at a private college. Loan repayment is not dependent on the success of the business. My salary can cover it. We will have no problem making payments on time. My wife & I are starting a DVD rental machine business. She is working on her MBA and will run the business full time. We have done our due diligence, and will respond to questions as quickly as possible. Thank you so much for considering our loan request!

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,947.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485101	$12,500	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485101. Member loan 485101 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Daniel Richards	Debt-to-income ratio:	0.64%
Length of employment:	5 years	Location:	Smyrna, GA

Home town:
Current & past employers:	Daniel Richards
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/11/10 > I want to consolidate my bills in order to pay them off. Borrower added on 02/13/10 > There is not a lot of listed debt on my credit report. I am a user on my husbands credit cards and there is also an unexpected tax bill from last year that has been corrected this year.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,161.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485111	$20,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485111. Member loan 485111 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Chop't Creative Salad Company	Debt-to-income ratio:	13.22%
Length of employment:	2 years	Location:	HO HO KUS, NJ

Home town:
Current & past employers:	Chop't Creative Salad Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I will be using this money to consolidate the $4000 on my credit card into a better interest rate. I will also be using $10,000 plus $5000 of my own to fund my Forex account from a Micro account up to a Standard account. From my initial investment of $500, I now have $1800 in my account from trading profits over the last three months. I would like to trade standard lots on tighter spreads in which I need more account equity. The remainder of the money will be used as a safety net. This loan will likely be paid off early.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,137.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485122	$8,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485122. Member loan 485122 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,389 / month
Current employer:	Asylum Visual Effects	Debt-to-income ratio:	5.27%
Length of employment:	3 years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	Asylum Visual Effects
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$7,351.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485136	$5,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485136. Member loan 485136 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	permanent disabled	Debt-to-income ratio:	11.95%
Length of employment:	4 years	Location:	haverstraw, NY

Home town:
Current & past employers:	permanent disabled
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	31
Revolving Credit Balance:	$5,621.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485185	$12,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485185. Member loan 485185 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Walmart Stores, Inc - Sam's Club	Debt-to-income ratio:	2.51%
Length of employment:	4 years	Location:	Fayetteville, AR

Home town:
Current & past employers:	Walmart Stores, Inc - Sam's Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > We are looking to consolidate our debts and get on the right path for sustained financial success. Your assistance is invaluable in this endeavor.

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485201	$11,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485201. Member loan 485201 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,750 / month
Current employer:	The Continuim	Debt-to-income ratio:	1.28%
Length of employment:	< 1 year	Location:	Novato, CA

Home town:
Current & past employers:	The Continuim
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,518.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485206	$5,500	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485206. Member loan 485206 was requested on February 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$550 / month
Current employer:	galaxy corp	Debt-to-income ratio:	1.82%
Length of employment:	4 years	Location:	whitestone, NY

Home town:
Current & past employers:	galaxy corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$213.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485234	$10,800	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485234. Member loan 485234 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,358 / month
Current employer:	Newark Board of Education	Debt-to-income ratio:	3.76%
Length of employment:	1 year	Location:	Mount Bethel, PA

Home town:
Current & past employers:	Newark Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I'm looking to purchase my car out of lease. I'm putting about $5000 down in cash towards the purchase, but need a loan for the rest. Thank you! Borrower added on 02/12/10 > I am planning to purchase a 2008 model car off lease in March 2010. I am putting $5,000 down and need to finance the rest. I am a Special Education teacher. I'm currently working on my Master's degree and anticipate graduating in Summer 2010. I am extremely responsible and have very little debt other than my student loans. Thank you!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,642.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485240	$15,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485240. Member loan 485240 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:		Debt-to-income ratio:	4.95%
Length of employment:	8 years	Location:	Chandler, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > This loan will allow me to pay off higher interest rate credit cards. I had no credit card debit until as of late when I decided to get engaged. So the wedding planning is in full force and I would like to eliminate what I am paying to the credit card robbers. As most of you have seen they decided to up their rates before the Government slaps them down. There was no reason for them to up mine. I have great credit and have never been late or missed a payment. So I want to try something new to kind of "stick it to them" so to speak. My job is very stable.With a very solid outlook this year. My cash flow continues to rise as it has for the past five years. After expenses I usually net three to four thousand a month. I am a great candidate for this loan because I will pay it back and on time. I take my credit rating very serious and would never jeopardize any chance of it dropping. I have cash in the bank to do without this loan but would like to keep that intact for emergencies. Thank you in advance for your loan. It couldn't be in better hands. Borrower added on 02/15/10 > My job did not show up for some reason so I am adding here. I am self employed for past 8 years as a Technical Director for the meeting and events industry. My clients are all Fortune 500 companies. Although we have experienced a downturn like most industries my outlook is positive. Not quiet as good as it once was but the industry is beginning to pickup again . I have numerous contracts in place for the fall totaling in excess of 60k. As I mentioned before this loan will allow me to pay off credit card debt that was charged for my engagement and forthcoming wedding. Like most people my Credit card companies raised rates to anywhere from 19% to 22% for no apparent reason other than greed. I have never in my life been late or defaulted on any credit card or loan payments. I have just been lumped into the high interest rate game in an attempt to make them more money.

A credit bureau reported the following information about this borrower member on January 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,020.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485249	$7,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485249. Member loan 485249 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	FaulknerUSA	Debt-to-income ratio:	17.28%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	FaulknerUSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > I plan to use my funds to consolidate two credit cards and reduce the interest I pay towards them. I pay my bills on time every month and have a very good credit score considering my age. My debt came from supporting myself through college for 4 and a half years. Even though I had a full time job most of my college experience, tuition, books and living were quite high at UT. I will have no problem making my monthly payments on this loan; it is very hard for me to watch the APR on my cards go up due to a bill in Texas that has gone into effect. My job current job is secure; I have only been my current job for about 8 months but was at my previous job for 3 years and needed a career change.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,292.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485257	$15,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485257. Member loan 485257 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	Homeloan Mortgage Corp	Debt-to-income ratio:	16.85%
Length of employment:	6 years	Location:	Lake Worth, FL

Home town:
Current & past employers:	Homeloan Mortgage Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$206,877.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485273	$5,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485273. Member loan 485273 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,721 / month
Current employer:	Hensel Phelps Construction	Debt-to-income ratio:	12.27%
Length of employment:	1 year	Location:	MORGAN HILL, CA

Home town:
Current & past employers:	Hensel Phelps Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I show horses competitively. Found a project horse I want to purchase so train and show myself. Its an opportunity that is to good to pass up.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,502.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485280	$2,500	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485280. Member loan 485280 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Red Lobster-Darden Restaurants	Debt-to-income ratio:	13.44%
Length of employment:	< 1 year	Location:	Tampa, FL

Home town:
Current & past employers:	Red Lobster-Darden Restaurants
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > This loan will assist me for my rent which is $436 p/mo. Borrower added on 02/16/10 > I'm late on my rent (2 months behind), which is due the first of every month, and they are going to evict me soon. But I have faith and I know that I will get the funding soon and will not get evicted. So I just would like to thank God for you all who are aiding me in my time of need. Thank you!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485281	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485281. Member loan 485281 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	net ministries	Debt-to-income ratio:	23.62%
Length of employment:	5 years	Location:	saint paul, MN

Home town:
Current & past employers:	net ministries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Here's your chance to be Superman or Wonder Woman! I didn't listen to my mom in college and ended up in debt. Since then, I spent a year doing mission work and 5 years working for a nonprofit, which really didn't help me financially. A year and a half ago I picked up an additional part-time waitressing gig to aggressively pay off my credit cards, but my interest rates are astronomical! I pay $650 every month, but nearly $350 gets tacked right back on. I don't even use any credit cards now, and I am committed to getting out of debt, it's just disheartening to pay so much and have it not really do anything. So thank you again for investing in other people. I hope you see me as a solid investment. I'd be honored to pay you back instead of a cold, unforgiving financial institution that keeps jacking up my rates. :o) FYI - Monthly Budget Income: $3000 Rent: $650 Utilities/Phone: $175 Food: $200 Loans (car/student):$475 Insurance: $175 Gas: $150 Credit Cards: $650 Prescriptions/Doctor: $50 Gym/Sports: $60 Random (repairs, replacements): $100 Discretionary: $115 Savings: $50 Charitable giving: $150 (I know I don't have a ton of money myself, but I still find it important to give to those even less fortunate, or those who are working selflessly to improve the world)

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	15
Revolving Credit Balance:	$6,255.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 485283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485283	$12,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485283. Member loan 485283 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:		Debt-to-income ratio:	4.33%
Length of employment:	< 1 year	Location:	greenport, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > debt consolidation

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1976	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,449.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485291	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485291. Member loan 485291 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	MTV Networks	Debt-to-income ratio:	23.10%
Length of employment:	10+ years	Location:	Middle Village, NY

Home town:
Current & past employers:	MTV Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Have a few credit cards that I maintained for many years and I no longer use. I would like to consolidate into one monthly payment so that I could look forward to an "end date". Borrower added on 02/15/10 > I am a 56 year old married mother of two (a college student and a 18 year old autistic son). My goal is to be debt free so that I could retire at a decent age. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,377.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485293	$8,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485293. Member loan 485293 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Paradise Valley Hospital	Debt-to-income ratio:	17.13%
Length of employment:	1 year	Location:	Tolleson, AZ

Home town:
Current & past employers:	Paradise Valley Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,430.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485297	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485297. Member loan 485297 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Burns and McDonnell	Debt-to-income ratio:	8.59%
Length of employment:	< 1 year	Location:	Overland Park, MO

Home town:
Current & past employers:	Burns and McDonnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I was in a car accident last weekend, and the car has been damaged to a point where getting in repaired makes no sense. Since I live in the suburbs, having a way to work would be ideal...so the money will go towards a car (at least a down payment) along with attorney's fees from the accident. Any leftover money will be used to pay off credit card debt. During college, I had very little time to work, so I had to use credit cards a lot. However, I have learned from those errors and thanks to my hard work in school, I am now a structural engineer making a very good salary. I am stable in terms of employment and have learned to spend money more wisely. Borrower added on 02/17/10 > First of all, I want to thank those who have helped me out so far. The little bit that you have donated will surely go a long way! I have a better idea on how the money will be allocated at this point. The lawyer I hired charges a $1500 flat fee. As for my credit cards, I have 3 with balances of $1600, $800, and $700 at very high interest rates. I have another one with a $4,000 balance, but the APR on that one is around 12%, much lower than the others. So I want to pay off the first 3. The rest of the loan, along with what I plan to save up, will go towards a car. Again, just help out a little bit; this money will be used wisely! Thanks!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,907.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485313	$22,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485313. Member loan 485313 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Purina Mills, Inc.	Debt-to-income ratio:	12.16%
Length of employment:	10+ years	Location:	Lake City, FL

Home town:
Current & past employers:	Purina Mills, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Want to consolidate two major credit card balances, two department store card balances, one line of credit loan and one personal loan to reduce monthly payment amounts. Thank You!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,871.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485314	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485314. Member loan 485314 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Marriott Vacation Club International	Debt-to-income ratio:	21.68%
Length of employment:	9 years	Location:	Orlando, FL

Home town:
Current & past employers:	Marriott Vacation Club International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > I am requesting this debt consolidation loan to pay off my existing Bloomingdales Visa credit card. The interest rate has more than doubled in the last year and I am now sitting at an interest rate of over 23%. I have called the credit card company requesting a reason for the sharp increase in my interest rate when I have never been late on a payment ever but never received a good response. My current minimum payment is approximately $500 and I have paid approximately $800 to $1,000 a month for the past 5 months with no new charges, but the balance does not seem to be moving. I would much rather fund the pockets of individual investors than the corporate banks! A little bit about myself, I have worked in accounting and finance for about 9 years since gratuating from college in 2001. I currently own a condo with my fiance and we are getting married in October 2010. We would like to be able to start a family once we are debt free so I have a huge amount of motivation to repay this loan as soon as possible. Please help me in my quest for credit card freedom!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,135.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485334	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485334. Member loan 485334 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blue Thumb, Inc./Houston House & Home	Debt-to-income ratio:	12.48%
Length of employment:	8 years	Location:	Houston, TX

Home town:
Current & past employers:	Blue Thumb, Inc./Houston House & Home
Education:

This borrower member posted the following loan description, which has not been verified:

I've done some additional freelance graphic design work over the last few years and need $8,000.00 to pay my income taxes. The other $2,000.00 is needed to pay off two credit cards. I do not have much credit card debt (roughly $4,000.00) and make two monthly payments often exceeding $500 monthly. Paying off the IRS will help me tremendously and allow me to be completely out of debt (other than this loan) in a couple of months. I intend to then start paying down this loan more rapidly than the 36 month term. I've been asked about my job description, so to save time and to further inform potential investors, here it is: ire photographers, direct photo shoots, develop story ideas with editor, lay out editorial content in print and virtual magazine editions for two monthly home and garden magazines (Houston and Dallas), design ads, design marketing materials, update website, attend management meetings and provide input for improving efficiencies and develop distribution plans, research new technologies in the home and garden industries, assist editor in planning yearly editorial calendar, create monthly production schedules, create proofs, create schematic for both magazines, coordinate editorial for the Dallas magazine. It's a lot of responsibility but I've been doing it for almost 20 years. Our company is financially stable and although many magazines have gone out of business in this recession due to diminishing ad sales, we are able to reduce our expenses and retain the quality of the magazine. We own our own office building and rent part of it out, so that overhead is basically nothing. Printing, paper, office space, technology, payroll are traditionally the largest expenses of a magazine. Our overhead is roughly half of our competitors. I hope you found this information helpful in deciding to invest. Borrower added on 02/17/10 > About my credit card debt: The majority of my credit card debt was created when I evacuated to Austin during a hurricane two years ago and was living basically on my credit cards for the hotel and food as it was totally unexpected. Power lines were down all over the Houston area and we were not allowed to return for over a week. There was no electricity for another two weeks (of which I slept outside on my balcony one night) during 100 degree weather and I needed to work on freelance assignments, so I stayed in a local hotel for one of those weeks. I anticipated some sort of FEMA reimbursement, as happened with friends of mine during an earlier hurricane, but FEMA decided not to reimburse those who weren't in the severe coastal flood zone. So that experience really set me back. Afterward, I was making smaller payments to credit cards in order to pay down some other debt. Now I'm able to make large payments to those cards. My point in revealing this is that I do not spend foolishly with credit cards, but couldn't anticipate an evacuation and living in hotels for two weeks in order to work on my freelance design assignments.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,719.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485338	$9,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485338. Member loan 485338 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	TSI CORP	Debt-to-income ratio:	10.60%
Length of employment:	3 years	Location:	KILLEEN, TX

Home town:
Current & past employers:	TSI CORP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,250.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485348	$10,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485348. Member loan 485348 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	dept mental healh	Debt-to-income ratio:	2.37%
Length of employment:	6 years	Location:	imperial, MO

Home town:
Current & past employers:	dept mental healh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > me and my fiancee aregetn married anhneymooning in jamaica thnkyu so much or hi lil bit of happiness

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,901.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 485350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485350	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485350. Member loan 485350 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	2.04%
Length of employment:	7 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	University of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I'm a writer who just completed a Master's degree and a first novel. I would like to consolidate debt, pay off my tuition bills and take the next step in my career. Borrower added on 02/15/10 > I have been steadily employed full-time since I began my career seven years ago.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,319.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485362	$10,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485362. Member loan 485362 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	SigmaQuest	Debt-to-income ratio:	16.10%
Length of employment:	1 year	Location:	SANTA CLARA, CA

Home town:
Current & past employers:	SigmaQuest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,595.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485373	$25,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485373. Member loan 485373 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Keane	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	CLEARWATER BEACH, FL

Home town:
Current & past employers:	Keane
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,559.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485374	$6,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485374. Member loan 485374 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Luxottica Retail	Debt-to-income ratio:	2.63%
Length of employment:	2 years	Location:	Riverdale, GA

Home town:
Current & past employers:	Luxottica Retail
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > The loan is for debt consolidations and repairs for car! Borrower added on 02/13/10 > I'm never late on any payments that I have in my name! I always pay my bills ahead of time and my payment is a little more than the minimum payment requirement!

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,586.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485412	$24,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485412. Member loan 485412 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	wyndham worldwide	Debt-to-income ratio:	10.65%
Length of employment:	10+ years	Location:	N Myrtle Beach, SC

Home town:
Current & past employers:	wyndham worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > I am very stable in my job. I have been in the same company for 10+ years. I have always pay my bills. This is a great opportunity my bank only can offer me 15% or more on the personal loan.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	49
Revolving Credit Balance:	$31,973.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485462	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485462. Member loan 485462 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	BCBSM	Debt-to-income ratio:	3.98%
Length of employment:	9 years	Location:	Troy, MI

Home town:
Current & past employers:	BCBSM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > The loan is to pay off personal loans. Borrower added on 02/15/10 > I am good with ontime payements. Also, I am working in healthcare industry for last 9 years and my job is stable. My montly budget is $2000. My monthly income after tax is $5500. Borrower added on 02/18/10 > My Income has been verified and also the loan has been approved.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$12,797.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485471	$25,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485471. Member loan 485471 was requested on February 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	3.60%
Length of employment:	9 years	Location:	Mill Valley, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have had a successful sole proprietorship for 9 years (founded in 2001) providing marketing communications services (public relations, ideation and content, events/conferences, social media marketing, project management) to professional and financial service firms, small businesses, educational non-profits and large city economic development projects - with no capital loans or a business line of credit. My business has run well solely on revenue generated. It came as a surprise when the economy tanked and so did some of my biggest business. I have rebuilt the pipeline, but there is a gap in operating. I have several new clients in development and am looking now for bridge assistance for operating costs and possibly new equipment.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,466.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485601	$1,600	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485601. Member loan 485601 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	western window service	Debt-to-income ratio:	6.64%
Length of employment:	3 years	Location:	berea, OH

Home town:
Current & past employers:	western window service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > a loan to consolidate personal debt Borrower added on 02/15/10 > i will be using this loan to pay off my capital one visa card which is aproximately 500$ its a high rate card and has many fees so i want to get rid of it, also i will be paying off a personal loan from citi financial, it is also a high rate and it is aproximately 3000. I will also be repaying a debt of 1000 dollars to a family member the remaining 5000 will be used to pay miscelaneous medical and dental bills.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$496.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485610	$13,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485610. Member loan 485610 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Kidde Fenwal	Debt-to-income ratio:	13.66%
Length of employment:	10+ years	Location:	North Smithfield, RI

Home town:
Current & past employers:	Kidde Fenwal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,444.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485614	$6,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485614. Member loan 485614 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,660 / month
Current employer:	jimmy	Debt-to-income ratio:	6.20%
Length of employment:	3 years	Location:	BENSENVILLE, IL

Home town:
Current & past employers:	jimmy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > pay off my debt Borrower added on 02/17/10 > every thing is verified

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485624

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485624	$15,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485624. Member loan 485624 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,319 / month
Current employer:		Debt-to-income ratio:	15.97%
Length of employment:	< 1 year	Location:	Bozeman, MT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > If approved, I plan to consolidate 3 credit cards (Chase, B of A and Discover) with a balance of approx. $15,000 into one payment per month of approx. $477 for a term of 36 mos.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,142.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485642	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485642. Member loan 485642 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,178 / month
Current employer:	USDC	Debt-to-income ratio:	24.24%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	USDC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	32
Revolving Credit Balance:	$29,618.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485646	$2,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485646. Member loan 485646 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,933 / month
Current employer:	Child Nursery Center	Debt-to-income ratio:	0.00%
Length of employment:	7 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Child Nursery Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485665	$9,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485665. Member loan 485665 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Best Way Home Improvement	Debt-to-income ratio:	17.12%
Length of employment:	< 1 year	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Best Way Home Improvement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Trying to reestablish my finances while saving and securing myself an even better credit history fo any future nedeavors.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,152.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485666	$24,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485666. Member loan 485666 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,698 / month
Current employer:	ADP	Debt-to-income ratio:	21.13%
Length of employment:	4 years	Location:	LANSDALE, PA

Home town:
Current & past employers:	ADP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > My son was struggling in school so we decided to send him to tutoring. His grades went from D's to A's! We put the tutition onto low into rate credit cards because during this past year my husband and I were married (paid for the wedding ourselves), are going through an adoption process (my husband is adopting my son), and my husband's company closed so he's been self-employed for a year. I have a stable good paying job and we need to pay down the credit cards now that the interest rates have gone up and no low interest balance transfer options are available Borrower added on 02/16/10 > Empoyment and income verification has been sent to LendingClub.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	30
Revolving Credit Balance:	$32,628.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485671	$6,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485671. Member loan 485671 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	DS Waters of America	Debt-to-income ratio:	2.57%
Length of employment:	2 years	Location:	Hialeah, FL

Home town:
Current & past employers:	DS Waters of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/13/10 > Purchasing a $49,000 house providing 50% self-funding and financing the rest.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	82
Revolving Credit Balance:	$2,320.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485677	$20,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485677. Member loan 485677 was requested on February 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Meso-scale Discovery	Debt-to-income ratio:	17.52%
Length of employment:	1 year	Location:	Damascus, MD

Home town:
Current & past employers:	Meso-scale Discovery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > It's not that I can't afford to deal with my debt, but in terms of trying to get out of it with the credit cards jacking up the APR due to 'bad economy' it's almost as if all the money I throw at reducing the bills is going towards interest.....I have an extremely steady job working for a production based biological discovery company and am NOT one to miss any payments........looking for a little help wherever I can get it.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,070.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485679	$16,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485679. Member loan 485679 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Roseville Community Schools	Debt-to-income ratio:	24.67%
Length of employment:	10+ years	Location:	MOUNT CLEMENS, MI

Home town:
Current & past employers:	Roseville Community Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Bank of America will not lower my interest rate...so I want to zero out this card and get rid of it!

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,373.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485710	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485710. Member loan 485710 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	The Home Depot	Debt-to-income ratio:	11.59%
Length of employment:	7 years	Location:	Detroit, MI

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I plan to use the funds to pay off debt that I have accumulated helping out my parents who had financial problems. I am a good borrower who pays his debts on time and would really like to make one simple payment a month. I have a stable career and have been employed by the Home Depot in a Human Resources function for nearly 8 years. My monthly budget to pay this loan is right on course with the projected payment of $330. I am single and do not have very many unforeseen expenses.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	80
Revolving Credit Balance:	$778.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485729	$14,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485729. Member loan 485729 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Children's Hospital Boston	Debt-to-income ratio:	20.04%
Length of employment:	< 1 year	Location:	Brookline, MA

Home town:
Current & past employers:	Children's Hospital Boston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > As stated in the title, I have recently completed a series of milestones in my life. Because of this I want to gain control of my finances and eliminate the credit card debt I have accrued in a timely manner. From my credit report, you will see that I have a track record of paying my credit on time with no late payments whatsoever. To date, I have paid off a mortgage, a car loan and a personal signature loan, as well as other miscellaneous credit lines. I returned to college to get a Master's degree in a highly-specialized field, and during this period, I was financially dependent to some extent on credit cards and student loans (I also won scholarships). Using as my credit as I have had over the last several years has lowered my credit score only because of the impact it has had on my income-to-debt-ratio, but it is not at all due to unreliable behavior. My wife is financially independent with less than $500 of debt and my parents are covering my student loan payments until I get my credit card debt resolved. Your only fear should be that I may be able to pay off this loan before you get to collect all of the interest you may want to receive on it. My job is very stable and it is funded by two of the largest grants (RO1's) endowed to professors at Harvard Medical for the next ten years (Children's Hospital Boston research facilities are all affiliated with Harvard Medical School). I will probably be completing a doctorate here as well with a stipend comparable to my current salary. I would surely appreciate your confidence in me as a borrower and I look forward to making definite progress on paying down my credit card debt. Thank you very much. Borrower added on 02/18/10 > I understand I may not seem like a great yielding investment in comparison to some with worse credit scores, but in my instance you are guaranteed at least your money back. My monthly expenses can be estimated at about $1100 per month. However, I earn more than twice as much as that per month. I am as reliable as they get because of the expectation I have for my life in the next ten years. This includes owning a home with my wife and raising a family. To be functional in this day and age, one needs great credit. To remain functional, I am trying to become debt free as soon as I possibly can. Help me get this loan, and not only can you feel good about the investment intrinsically, but there is a rather secure extrinsic reward waiting at the other end of this as well. Thank you. One sentence in the previous description has an obvious typo and was constructed incorrectly. It was meant to read: "Using my credit as much as I have over the last several years as a full-time student without much income has lowered my credit score only because of the impact it's had on my income-to-debt-ratio, but it is not at all due to unreliable behavior."

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,460.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485795	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485795. Member loan 485795 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,353 / month
Current employer:	Cancer Tx Ctrs of America	Debt-to-income ratio:	8.75%
Length of employment:	9 years	Location:	BROKEN ARROW, OK

Home town:
Current & past employers:	Cancer Tx Ctrs of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > Citi raised my interest before the government rules kick in. I tried to opt out, however they said I was too late, so I've tossed the card and want to "opt out" my own way!

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,224.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485798	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485798. Member loan 485798 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Rehab Care Group	Debt-to-income ratio:	19.57%
Length of employment:	1 year	Location:	PENNINGTON, NJ

Home town:
Current & past employers:	Rehab Care Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,926.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485804	$16,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485804. Member loan 485804 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Chevron	Debt-to-income ratio:	10.80%
Length of employment:	3 years	Location:	Antioch, CA

Home town:
Current & past employers:	Chevron
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I have never missed a credit card or loan payment for the past 10 years. Borrower added on 02/16/10 > I have a super stable job and will simply use this loan for my our own strategic credit consolidation purposes. My wife makes close to what I make as well as a Registered Nurse in he San Francisco Bay Area.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197,716.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 485811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485811	$15,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485811. Member loan 485811 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,625 / month
Current employer:	Ernst and Young	Debt-to-income ratio:	7.40%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ernst and Young
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,793.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485815	$21,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485815. Member loan 485815 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:		Debt-to-income ratio:	11.48%
Length of employment:	5 years	Location:	Silver Spring, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Funding for small businesses in today???s environment is very challenging. This loan will be used to fund operating capital for this exciting small business venture and we invite you to be a part of this evolution in healthy, all-natural gourmet foods in the coming days. Not only will this venture help our community at large but as we grow and create jobs, we will be mindful of the environment and will only support the use of renewable energy to manufacture our products. We all understand today???s challenging environment and I am doing what I can to help my community as well as the people I work with. I have started a specialty food business co-manufacturing, marketing and distributing gourmet sauces. This is a business that will provide gainful employment for 10 people (one additional shift) at a gourmet food plant in Maryland. We have over 250 stores nationwide that carry our products and if you have been to a home and garden show or an art festival in the last 4 years, you may have bought one of our products. Our current demand for our products has outstripped our capacity to produce ??? by funding this loan we can continue to service our current customers. My financial situation: I am financially stable because I have worked all my life and I am a highly experienced Operations and Project Leader who has provided the vision necessary to make the company a viable specialty food company. I have strong technical and business qualifications with an impressive track record of more than 30 years of hands-on experience in strategic project planning, business unit development, project and product management, and motivational training. I have a proven ability to successfully analyze an organization's critical business requirements, identify deficiencies and potential opportunities, and develop innovative and cost-effective solutions for enhancing competitiveness, increasing revenues, and improving customer service offerings. I am also highly skilled at team organization and experienced in team motivation and team building. I will be more than able to repay this loan each month. My income from my other investments in addition to my salary will be sufficient to repay this loan. This loan is a very low risk loan proposal. Monthly net income: $ 5583 Monthly expenses: $ 1044 Housing: $0 Insurance: $ 85 Car expenses: $ 0 Utilities: $ 50 Phone, cable, internet: $ 50 Food, entertainment: $ 100 Clothing, household expenses $ 25 Credit cards and other loans: $ 634 Other expenses: $ 100

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,544.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485818	$13,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485818. Member loan 485818 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,867 / month
Current employer:	ICON Clinical Research	Debt-to-income ratio:	19.72%
Length of employment:	3 years	Location:	DOWNERS GROVE, IL

Home town:
Current & past employers:	ICON Clinical Research
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I currently purchased a "fixer upper" home (as my primary residence) and have been remodeling it since the end of August. Things have costed me a lot more then I expected so I had to charge some of the purchases. I am looking to pay off my credit card debt with this loan because I really do not like to carry balances on my credit card for any extended amout of time, and I would like to keep the finance charges to a minimum. I have never made a late payment on any account I have ever had. I expect to pay off the loan within a year, but wanted to give myself leeway as well as smaller payment amounts for the next few months just in case. Thanks in advance for your help! Borrower added on 02/18/10 > I just noticed that I spelled consolidation incorrectly in my loan title...

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,368.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485821	$16,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485821. Member loan 485821 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	excel construction	Debt-to-income ratio:	15.92%
Length of employment:	8 years	Location:	DENHAM SPRINGS, LA

Home town:
Current & past employers:	excel construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > bill consolidation to decrease the amount of notes monthly making it possilble to pay balance quicker & to increase credit score. - Great history of doing so.- Employed with same company 8yrs-current.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	70
Revolving Credit Balance:	$17,830.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485830	$10,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485830. Member loan 485830 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	NDeX	Debt-to-income ratio:	16.15%
Length of employment:	10+ years	Location:	DALLAS, TX

Home town:
Current & past employers:	NDeX
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Kill the 24% interest rate on my Citi loan. Please!!! Borrower added on 02/18/10 > FYI - I have two credit bureau reports at EXCELLENT - 728 / 739. Unfortunatley the one utilized by your company is the lowest one.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,466.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 485833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485833	$12,800	19.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485833. Member loan 485833 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Law Offices	Debt-to-income ratio:	11.15%
Length of employment:	2 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Law Offices
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,340.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485846	$4,200	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485846. Member loan 485846 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Union Building & Loan Savings Bank	Debt-to-income ratio:	19.83%
Length of employment:	7 years	Location:	Beaver, PA

Home town:
Current & past employers:	Union Building & Loan Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Just wanted to add a little about myself.... since I've been in banking for 30 years, I'm well-known in the community here where I live. The bank that I work in is a local community bank and has been around for 120+ years. I'm also a member of the local Rotary Club - 9 years. I never heard of this sort of lending before but I think it's a great idea.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,308.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485858	$7,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485858. Member loan 485858 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:		Debt-to-income ratio:	10.27%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > I'm in my last 3 months of medical school and I've decided to take the last few months and learn medical Spanish in Guatemala and travel to Australia and New Zealand. I no longer qualify for school loans so I need an additional loan to get me through until I start residency when I start making money.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,230.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485925	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485925. Member loan 485925 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	5.08%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > Buy additional inventory for my auction business.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,203.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485930	$24,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485930. Member loan 485930 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:		Debt-to-income ratio:	3.77%
Length of employment:	1 year	Location:	Albuquerque, NM

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > The purpose of this loan is to consolidate debt. I???m excited about the opportunity to do this and pay off all existing debt within a 36 month time frame.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	35
Revolving Credit Balance:	$16,906.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485943	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485943. Member loan 485943 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Gustave A Larson Company	Debt-to-income ratio:	13.87%
Length of employment:	6 years	Location:	Hartford, WI

Home town:
Current & past employers:	Gustave A Larson Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > I plan on paying off my interest rate credit cards. I have always paid my bills on time and have tried to pay a little more each month. My goal is to pay this one off sooner than the 3 years. I have been at my job for 6 years and just have been given more responsibilities.My employers are very happy with my work.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,183.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485952	$16,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485952. Member loan 485952 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,542 / month
Current employer:	Alameda County BHCS	Debt-to-income ratio:	14.97%
Length of employment:	10+ years	Location:	Oakland, CA

Home town:
Current & past employers:	Alameda County BHCS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/10 > My partner and I are expanding a well-established health and wellness center. The clinic was established in 1993, and despite the recent economic downturn the practice showed a 12% increase in revenues in 2009. We are moving to a larger space to accommodate more practitioners and will use the loan to pay for build-out of the new space and other capital expenses. Borrower added on 02/14/10 > My partner and I are expanding a well-established health and wellness center. The clinic was established in 1993 and despite the recent economic downturn, showed a 12% increase in revenues in 2009. We are moving to a larger space to accommodate more practitioners and will use the loan for build-out and other capital expenses.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,925.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485958	$8,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485958. Member loan 485958 was requested on February 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Orange County Sanitation District	Debt-to-income ratio:	1.44%
Length of employment:	8 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Orange County Sanitation District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Loan funds are to be used to consolidate credit card and lawyer fees due to a resent devorice. OCSD is the third largest water treatment district west of the Mississippi and is not tied to the state goverment money problems. I have been working in the water feild for eighteen years, half of them with OCSD. Borrower added on 02/16/10 > As shown by my credit scores I always pay bills on time and this is the first time that I have ever had to use my credit card to this extent. My desire is keep my interst bearing loans to a minimum and manageable payment. The name of the loan was suggested by my son. Borrower added on 02/17/10 > Consolidating my debt will also allow me to support my son at the level of lifestyle that he is accustomed too. Borrower added on 02/18/10 > My support payments are less than my monthly gross salary so making the monthly payment will not be a hardship on me or my son, by consolidating the two debts my monthly income will increase. Borrower added on 02/18/10 > To clarify: My support payments are less than half my monthly gross income.

A credit bureau reported the following information about this borrower member on February 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,165.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 485975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485975	$3,200	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485975. Member loan 485975 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	O.S.I.	Debt-to-income ratio:	9.58%
Length of employment:	3 years	Location:	Orlando, FL

Home town:
Current & past employers:	O.S.I.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,187.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 485994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485994	$21,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485994. Member loan 485994 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,049 / month
Current employer:	Howard County	Debt-to-income ratio:	19.08%
Length of employment:	10+ years	Location:	Hagerstown, MD

Home town:
Current & past employers:	Howard County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Bill Consolidation to avoid higher interest on twelve month deferrals Borrower added on 02/17/10 > All of you can stop. I've already gottne the loan approved through American General (AIG). Lower interest rate. I've already emailed "customer service" and told them to withdraw the loan app.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,419.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486005	$5,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486005. Member loan 486005 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	arutrans llc	Debt-to-income ratio:	21.24%
Length of employment:	4 years	Location:	mequon, WI

Home town:
Current & past employers:	arutrans llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,205.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486021	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486021. Member loan 486021 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Military base	Debt-to-income ratio:	10.36%
Length of employment:	5 years	Location:	MORENO VALLEY, CA

Home town:
Current & past employers:	Military base
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > loan to start up a ebay business Borrower added on 02/15/10 > i need this loan to start up a online business loan seling Electronics. Borrower added on 02/15/10 > i plan to use this loan as follow to purchase electronics at whosale pricing and sale them online. i had just pay off a car loan in good stanidings. my job i with the goverment i have been working with this company for 5year and i have been rewarded employee of the month 3times in a row. my job is stable.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,176.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486025	$20,500	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486025. Member loan 486025 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,428 / month
Current employer:	3M	Debt-to-income ratio:	18.91%
Length of employment:	2 years	Location:	Burnsville, MN

Home town:
Current & past employers:	3M
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > My wife and I are looking to consolidate our credit card debt once and for all through this Lending Club loan. After finishing with school, we have spent the past three years focusing on reducing our credit card debt, and have made significant progress. However, with the recent credit card legislation coming into effect, we have seen many of our credit cards go from an interest rate of 8% APR to more than 20% APR. We would like to reduce our interest rate, and continue to complete the pay down of our credit cards. We have owned our own home since May 2008. I have worked at a Fortune 500 technology company since July 2007, and am secure in my job position. My wife takes care of our six month old son. Please feel free to contact us if you have any additional questions or need any additional information. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,427.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486027	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486027. Member loan 486027 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ramat Shalom	Debt-to-income ratio:	12.49%
Length of employment:	9 years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Ramat Shalom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Clergyman in stable, established congregation, a responsible borrower with long, good credit looking for loan to consolidate and simplify debts incurred during graduate studies. Monthly budget of $12,000 insures responsible repayment of loan within the 3 year period.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,636.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486030	$5,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486030. Member loan 486030 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,850 / month
Current employer:	Aktiv-Dry, LLC	Debt-to-income ratio:	6.31%
Length of employment:	3 years	Location:	Loveland, CO

Home town:
Current & past employers:	Aktiv-Dry, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > Paying off medical bills and it would be more prudent to consolidate to one monthly payment rather than three monthly payments. I am current on all of my bills, pay off my credit cards each month, and have stable employment.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,413.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486033	$10,750	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486033. Member loan 486033 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:		Debt-to-income ratio:	6.80%
Length of employment:	5 years	Location:	Burr Ridge, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > I own an entertainment dance company IKE Inc, we are expanding into our own studio and require capital for sound system and to finish the area.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,535.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 486035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486035	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486035. Member loan 486035 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$55,000 / month
Current employer:		Debt-to-income ratio:	3.65%
Length of employment:	5 years	Location:	Pacific, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > it's an asset based grayage carrier (trucking company) in business for 6 years. we have 23 trucks with $2mil revenue a year. The loan is for working capital assistance. As far as debt - interest is 17% but in order to refinance that i will need a lot more then 25k - Thanks - Have a great day!

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,840.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486069	$12,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486069. Member loan 486069 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,083 / month
Current employer:	US Army	Debt-to-income ratio:	12.48%
Length of employment:	8 years	Location:	New Kent, VA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,159.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486095	$5,800	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486095. Member loan 486095 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Atlantic Southwest Airline	Debt-to-income ratio:	14.58%
Length of employment:	2 years	Location:	LAWRENCEVILLE, GA

Home town:
Current & past employers:	Atlantic Southwest Airline
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,112.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486113	$14,400	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486113. Member loan 486113 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Sysco Foodservice	Debt-to-income ratio:	12.70%
Length of employment:	10+ years	Location:	Newport, OR

Home town:
Current & past employers:	Sysco Foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > First grandchild on the way, we're cleaning house. Paid off 2 credit cards this year, and realized we'd much rather pay actual humans making fair profits. Love the P2P idea!!

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,174.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486142	$7,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486142. Member loan 486142 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Milliken & Company	Debt-to-income ratio:	3.52%
Length of employment:	3 years	Location:	Boiling Springs, SC

Home town:
Current & past employers:	Milliken & Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > We are in the early phases of a startup company in need of additional funding to acquire more capital equipment to expand our business. Our business pertains to distributing fresh roasted coffee in upstate SC.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$639.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486146	$5,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486146. Member loan 486146 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	merck	Debt-to-income ratio:	6.57%
Length of employment:	10+ years	Location:	roselle park, NJ

Home town:
Current & past employers:	merck
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > This loan is to help my son. I have excellent credit and I take my credit score very seriously.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,754.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486147	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486147. Member loan 486147 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	Expressions Chiropractic & Rehab, PA	Debt-to-income ratio:	16.16%
Length of employment:	10+ years	Location:	DeSoto, TX

Home town:
Current & past employers:	Expressions Chiropractic & Rehab, PA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > This loan is for business expansion. we just opened a second location and i want to do a large marketing and media blitz to the local market. I have been in business 16 years total and own both locations (not leased).

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,909.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 486151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486151	$12,500	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486151. Member loan 486151 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	nelson farms	Debt-to-income ratio:	24.35%
Length of employment:	10+ years	Location:	fergus falls, MN

Home town:
Current & past employers:	nelson farms
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > i am going on a trip in march and would like to have some extra money for that

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,994.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486154	$3,500	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486154. Member loan 486154 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Upper Lakes Foods	Debt-to-income ratio:	14.54%
Length of employment:	3 years	Location:	Proctor, MN

Home town:
Current & past employers:	Upper Lakes Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > $1775 will be used to pay for tuition for my wife to complete a Medical Transcriptionist course so that she can eventually become a work at home & full-time Mother. $600 to go towards a new laptop to allow her to complete her course on-line and subsequent work assignments. The rest of the funds will be used to replace our broken garage door and a new garage door opener.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,498.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486172	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486172. Member loan 486172 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Citigroup	Debt-to-income ratio:	9.55%
Length of employment:	4 years	Location:	Englewood Cliffs, NJ

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I have an exceptional track record of making timely payments on my credit card and student loans. All of my debt is on one credit card whose interest rate has recently risen drastically. With the loan from Lending Club, I will pay off more than 55% of my credit card debt and the remaining debt will be paid off with part of my monthly salary and savings. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,096.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486177

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486177	$15,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486177. Member loan 486177 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	ATT	Debt-to-income ratio:	5.81%
Length of employment:	3 years	Location:	TAMPA, FL

Home town:
Current & past employers:	ATT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I am 53 years old and have never missed a payment nor made one late :)

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,105.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486202	$1,200	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486202. Member loan 486202 was requested on February 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	PIAA	Debt-to-income ratio:	3.08%
Length of employment:	5 years	Location:	Lancaster, PA

Home town:
Current & past employers:	PIAA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/10 > I plan to use my funds to help pay for night classes. Borrower added on 02/15/10 > My monthly budget does not consist of much other than food and other necessities. Borrower added on 02/15/10 > I also have an online business where I sell electronics online. Borrower added on 02/16/10 > I have set up a plan to pay this load back on time.

A credit bureau reported the following information about this borrower member on February 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,823.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486243	$6,250	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486243. Member loan 486243 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Luxottica Retail	Debt-to-income ratio:	2.63%
Length of employment:	2 years	Location:	Riverdale, GA

Home town:
Current & past employers:	Luxottica Retail
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,586.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486245	$8,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486245. Member loan 486245 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,288 / month
Current employer:	Inter-Roth	Debt-to-income ratio:	15.00%
Length of employment:	3 years	Location:	Hallstead, PA

Home town:
Current & past employers:	Inter-Roth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I apoligize for not originally having more details about my loan request, I am new to this. My loan request is for the purchase of a horse trailer. I applied for a loan through Citibank and was approved but the interest rate was high so I decided to look elsewhere for my loan. My credit is very good as I always pay more then the minimum, keep my balances low and always pay my bills on time. Due to having good credit I purchased my home with no co signer at the age of 24. I have never been late on a payment and don't plan on ever being late. I have worked for my job for three years starting as the bookeeper and quickly becoming office manager as well as head of accounting. Please feel free to ask any questions that you may have. Thank you, Stefanie

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,553.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486256	$15,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486256. Member loan 486256 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:		Debt-to-income ratio:	9.61%
Length of employment:	5 years	Location:	Cedar Hill, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > this loan will help restructure debt and allow me to purchase hearing aids from various manufacturers rather than just one

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,176.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486260

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486260	$8,500	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486260. Member loan 486260 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,240 / month
Current employer:	Blackbaud	Debt-to-income ratio:	19.70%
Length of employment:	10+ years	Location:	ERIE, CO

Home town:
Current & past employers:	Blackbaud
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,411.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486289	$17,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486289. Member loan 486289 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	6.08%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Carousel Strands is a start up challenger brand ready to take over the hair appliance & product industry by combining salon quality tools with travel friendly features and "hair repair" treatment products. We need money in order to purchase inventory, finalize package design and pay our shipping fulfillment company.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,584.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486305	$21,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486305. Member loan 486305 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	15.18%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1961	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,725.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486325	$7,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486325. Member loan 486325 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,400 / month
Current employer:	ADECCO	Debt-to-income ratio:	23.96%
Length of employment:	1 year	Location:	La Mirada, CA

Home town:
Current & past employers:	ADECCO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I am paying off a high interest credit card that I used to purchase invisalign (clear braces) last year. I plan to use the remainder of the money to pay off two other credit cards (Express and Sears) as well as pay down my Schools First Credit Union. I currently pay over $400 a month between those 4 cards, so this will help me start saving money this year (which is part of my New Year's resolution). I make good money and am very responsible with paying my bills. Currently my monthly payments are around $2300 and I take home about $3800-$3900 a month. This loan will help me get my bills to around $2000 a month. Thanks for your consideration

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,441.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486329	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486329. Member loan 486329 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,695 / month
Current employer:	State of Oregon: Dept. Human Srvcs	Debt-to-income ratio:	12.13%
Length of employment:	9 years	Location:	Salem, OR

Home town:
Current & past employers:	State of Oregon: Dept. Human Srvcs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > This loan is being sought in order to consolidate credit card debt. I currently pay 5x or more of the monthly minimum in order to get the cards paid of as soon as possible. However, it would be much easier and efficient to make one monthly payment that is automatically deducted from my bank account. I maintain steady employment in the public sector with senority on the job, so job security is not an issue. My credit history is beyond solid and I take pride in the fact that I have NEVER made a late payment on any loan or personal account payable. There is little-to-no risk when it comes to lending to me, my credit history and payment history are proof of this. I eagerly look forward to the possibility of securing funding from the lending club in an effort to consolidate my debt. null Borrower added on 02/16/10 > I felt the need to reiterate my point that regardless of whether or not I secure funds from lending club, I will be paying off my credit card debt. I just figured that rather than consolidate my debt through one of the major, greedy, blood-sucking financial institutions out there, since I am already paying them in the form of credit card det, it would be better all around to seek assistance from a peer to peer service such as this. In the long run, we all win this way. The monthly amount I would be paying through Lending Club, by securing a $25,000 loan would be about $400 less than I am paying monthly to two of the big financial institutions (yes, this debt is only on two credit cards).

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,596.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486360	$20,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486360. Member loan 486360 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,167 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	9.94%
Length of employment:	10+ years	Location:	San Antonio, TX

Home town:
Current & past employers:	Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I am using the money for a home improvement project. I am a Physician and Iraq War Veteran. My income is steady as I have been with my current employer for almost 13 years. Please respond with any additional questions. Borrower added on 02/17/10 > The delinquency was from Home Depot when we sent in a check to make a payment but forgot to put our Home Depot account number on the check. The check was returned to us because Home Depot didn't know how to apply it and by the time we sent it back with the Acc # on it, it was late. My main monthly expenses are my mortgage- $2355/mo. auto loans- total $1050/mo, and some credit card debt. I have a $15,000 tax return coming soon and plan to pay off/down my credit cards with that. I appreciate your interest. Please let me know if you have any other questions.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$39,576.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 486362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486362	$14,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486362. Member loan 486362 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,084 / month
Current employer:	Venturi Aerospace	Debt-to-income ratio:	18.85%
Length of employment:	2 years	Location:	HARTSELLE, AL

Home town:
Current & past employers:	Venturi Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I have been at My job since 2004 however due to goverment contracts teh Company changed two years ago

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,992.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486377	$1,750	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486377. Member loan 486377 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Florida International University	Debt-to-income ratio:	7.76%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Florida International University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > This loan is to purchase a audio device called "presonus studiolive digital mixer". I am an audio engineer and I work with outside clients at Florida International Univ. all the time. I figured I would start a freelance business as a traveling recording service. I have been very successful in getting interest but since I work full time, Time has become an issue. This device allows me to expedite the process significantly, from setup time to post production, and the final product will be significantly better. Better,Faster, This is why I'm applying for a loan.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,967.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486402	$14,400	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486402. Member loan 486402 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	knxv-tv	Debt-to-income ratio:	13.97%
Length of employment:	4 years	Location:	scottsdale, AZ

Home town:
Current & past employers:	knxv-tv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Hello... I accumulated some debt with an addition to my house. I'm tired of paying banks convoluted finance/interest rates and want to pay off the rest of them. I recently sold an investment rental condo and paid off much of the debt. That was December and should be reflected in my credit report. If not, let me know.. now I want to pay off much of the rest and this would do it. Much prefer paying you than them. Borrower added on 02/18/10 > I had a question about the large revolving debt.. 90% of it involves 2 home equity loans i have on two properties which are worth more than the total debt i have on them.. the home equity rates are pretty good right now, but after paying off the rest of the credit card debt, i will use any left over to start paying above the minimum Borrower added on 02/18/10 > I encourage you to look at my credit report. While there is a lot of debt, most is secured by properties and then the 2 home equity loans. I HAVE NEVER BEEN LATE WITH A PAYMENT. And I won't be late in my payments to Lending club. Thanks

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$338,935.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486414	$1,400	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486414. Member loan 486414 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Record Searchlight	Debt-to-income ratio:	9.80%
Length of employment:	4 years	Location:	Redding, CA

Home town:
Current & past employers:	Record Searchlight
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,702.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486417	$1,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486417. Member loan 486417 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Presbyterian Homes	Debt-to-income ratio:	22.17%
Length of employment:	5 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Presbyterian Homes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	31	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,854.00	Public Records On File:	1
Revolving Line Utilization:	59.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 486429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486429	$7,500	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486429. Member loan 486429 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:		Debt-to-income ratio:	7.36%
Length of employment:	5 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/12/10 > Thank you for your time and attention to this request. I am looking to invest into silver bullion as I have studied the market and believe this will be a very promising investment in the future. I am not a trader or planning to purchase options which can be very risky. Rather, plan to invest in physical silver bullion one ounce coins. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,386.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486435	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486435. Member loan 486435 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,917 / month
Current employer:	Kforce (contractor with ITT)	Debt-to-income ratio:	16.63%
Length of employment:	< 1 year	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Kforce (contractor with ITT)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,431.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486440	$4,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486440. Member loan 486440 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,292 / month
Current employer:		Debt-to-income ratio:	5.76%
Length of employment:	< 1 year	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,423.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486459

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486459	$8,500	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486459. Member loan 486459 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,650 / month
Current employer:	FDNY	Debt-to-income ratio:	23.07%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	FDNY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Will pay off sonner than 3 years Borrower added on 02/16/10 > Will pay off sonner than 3 years Borrower added on 02/17/10 > Could double my payments monthly sometimes Borrower added on 02/17/10 > Could refer family and friends to Lending Club if approved of loan Borrower added on 02/17/10 > Will help my save money and invest Borrower added on 02/17/10 > Never late when it comes to paying a bill or loan! Always on time

A credit bureau reported the following information about this borrower member on January 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,640.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486462	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486462. Member loan 486462 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,667 / month
Current employer:	Curry & Friend	Debt-to-income ratio:	12.58%
Length of employment:	10+ years	Location:	Covington, LA

Home town:
Current & past employers:	Curry & Friend
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > I am an attorney with a growing practice.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	51
Revolving Credit Balance:	$38,910.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486468	$1,500	6.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486468. Member loan 486468 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	OATI	Debt-to-income ratio:	2.38%
Length of employment:	5 years	Location:	Robbinsdale, MN

Home town:
Current & past employers:	OATI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,947.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486476	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486476. Member loan 486476 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,603 / month
Current employer:	Sensis Corporation	Debt-to-income ratio:	14.44%
Length of employment:	2 years	Location:	SYRACUSE, NY

Home town:
Current & past employers:	Sensis Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > This is the last of my debt! I'm consolidating everything and will be completely debt free in 3 years.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$18,111.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486486	$9,250	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486486. Member loan 486486 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	VM Nails Salon	Debt-to-income ratio:	22.70%
Length of employment:	10+ years	Location:	CENTRAL ISLIP, NY

Home town:
Current & past employers:	VM Nails Salon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,555.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486488

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486488	$20,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486488. Member loan 486488 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,167 / month
Current employer:	chartis insurance	Debt-to-income ratio:	17.21%
Length of employment:	2 years	Location:	WOODBRIDGE, NJ

Home town:
Current & past employers:	chartis insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,578.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 486494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486494	$24,250	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486494. Member loan 486494 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,092 / month
Current employer:		Debt-to-income ratio:	2.15%
Length of employment:	2 years	Location:	Kirkland, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > My husband and I own a Multisport (triathlon) & Run Race Events company that has been in business since 2004. Our goal is to grow our business into a nationally recognized multisport and running events company. Up until recently we had a business partner that owned a portion of the company. His vision was to continue to stay a small and very local company. Unlike our vision. As a result of our different visions, he parted ways with ownership of one of the race venues and a promisorry note for $19,550, payable in three installments of $6,650 by August 25th this year. It is a zero interest note, which is great. However the payment schedule is agressive, and we'd like to be able to extend the payment schedule out so we can reinvest more into growing our company. We are willing to pay interest for the luxury of having a longer term. The remaining funds left over from the $24,250 loan by Lending Club, should we get funding, would be used to increase our marketing efforts as well as for planning and execution of adding new race venues. Our business grosses approximately $123,000, of which we net approximately $53,000. Between my husband and I, we also do personal training, triathlon coaching, and other fitness training. My husband also contracts out web development, marketing, and project management consulting. Our combined work provides income of $68,400 annually in addition to our triathlon business. Finally, we also have two small rentals that provide an annual income of $18,000. If you have any other questions, please do not hesitate to let us know. We appreciate your consideration!

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	46
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486503	$5,000	20.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486503. Member loan 486503 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	KIlleen Marble	Debt-to-income ratio:	4.70%
Length of employment:	10+ years	Location:	Harker Heights, TX

Home town:
Current & past employers:	KIlleen Marble
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Pay off Personals loans and get a nice new used car. Thank You, Treab

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	81
Revolving Credit Balance:	$1,385.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486517	$10,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486517. Member loan 486517 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,969 / month
Current employer:	County Sanitation Districts of L.A. Co.	Debt-to-income ratio:	19.23%
Length of employment:	10+ years	Location:	Whittier, CA

Home town:
Current & past employers:	County Sanitation Districts of L.A. Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,533.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486523	$12,000	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486523. Member loan 486523 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,000 / month
Current employer:		Debt-to-income ratio:	12.14%
Length of employment:	10+ years	Location:	newport beach, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1975	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,969.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486538	$4,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486538. Member loan 486538 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	COMCAST	Debt-to-income ratio:	2.47%
Length of employment:	3 years	Location:	Bensalem, PA

Home town:
Current & past employers:	COMCAST
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > This loan will be used to pay off my credit card with high interest that was recently used for a cash advance. Thanks.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486551	$6,300	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486551. Member loan 486551 was requested on February 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:	Orrick LLP	Debt-to-income ratio:	24.52%
Length of employment:	5 years	Location:	Oakland, CA

Home town:
Current & past employers:	Orrick LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/10 > Thanks for your consideration. I am an educated borrower with a solid job and great income. However, my father suddenly passed away in June 2008 and I was (unknowingly) left with some of his debts. The purpose of this loan is to give me some breathing room with some of those debts without having to deal with a commericial bank. Cheers and thanks again.

A credit bureau reported the following information about this borrower member on February 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,011.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486555	$1,500	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486555. Member loan 486555 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:		Debt-to-income ratio:	0.77%
Length of employment:	< 1 year	Location:	Bellefonte, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > My five year old grandson needs open heart surgery. We have the majority of the money, but we are short the $1,500. If you could help, my family would be so grateful.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$639.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486576	$13,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486576. Member loan 486576 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,878 / month
Current employer:	Britt's Inc.	Debt-to-income ratio:	8.87%
Length of employment:	5 years	Location:	Newport News, VA

Home town:
Current & past employers:	Britt's Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > The money will be used to pay off all of my credit card debt for a payment that is half what I make in payments now. I have completely reorganized my life with the help of Mint.com which combines my entire financial picture into reports and a budget for me to live by. The money I'm saving with the loan will be automatically withdrawn into savings to prepare to buy a home again and quit paying rent!

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,222.00	Public Records On File:	1
Revolving Line Utilization:	91.80%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486578	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486578. Member loan 486578 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,917 / month
Current employer:	The Mind Research Network	Debt-to-income ratio:	4.98%
Length of employment:	2 years	Location:	RIO RANCHO, NM

Home town:
Current & past employers:	The Mind Research Network
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,482.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486586	$21,250	21.64%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486586. Member loan 486586 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:		Debt-to-income ratio:	12.06%
Length of employment:	1 year	Location:	LEXINGTON, KY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > Requesting a Loan to refinance a short term note that is due at the end of this month for my restaurant. Gross Sales for the establishment is $1,350,000 and over the nearly 7 years that it has been open, has grown each and every year!! Thank you for taking the time to review this request, and please let me know if I can answer any questions you might have. Borrower added on 02/18/10 > Thank you for your questions and your interest, please let me know if there is any other items I might be able to help with. I am currently working on getting my tax returns, etc. into the credit department. Thanks very much.

A credit bureau reported the following information about this borrower member on February 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,578.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 486599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486599	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486599. Member loan 486599 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,612 / month
Current employer:		Debt-to-income ratio:	2.03%
Length of employment:	7 years	Location:	Lehigh Acres, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,833.00	Public Records On File:	1
Revolving Line Utilization:	11.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486603	$25,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486603. Member loan 486603 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Sparling Construction	Debt-to-income ratio:	10.62%
Length of employment:	9 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Sparling Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,002.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486607	$15,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486607. Member loan 486607 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Complet Computer Solutions	Debt-to-income ratio:	17.82%
Length of employment:	10+ years	Location:	Davison, MI

Home town:
Current & past employers:	Complet Computer Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > The Freedom Grip Golf Glove is a break-through golf aide that addresses a niche need not currently being served in today's marketplace. It's fingerless design allows the user to have freedom of movement while the special palm material provides improved gripping ability to the golfer resulting in a better overall performance. The website development will provide increased accessibility to the product therefore increasing sales and revenue.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,367.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486645	$10,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486645. Member loan 486645 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Media Vibes LLC	Debt-to-income ratio:	5.79%
Length of employment:	6 years	Location:	PLANTATION, FL

Home town:
Current & past employers:	Media Vibes LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I'm buying a cash sale condominium with 68% off the value. I have the rest of the fund in cash and I'll be forever greatful to receive this loan asap so I can make this purchase of a lifetime. Monthly payments can be directly withdrawn from my bank account. I have a very good credit/credit file and willing to provide any information or upon request. Thanks for being my ladder.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,273.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486646	$12,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486646. Member loan 486646 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	LIRR	Debt-to-income ratio:	4.97%
Length of employment:	10+ years	Location:	Ronkonkoma, NY

Home town:
Current & past employers:	LIRR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > debt consolidation

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486650	$9,800	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486650. Member loan 486650 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,458 / month
Current employer:		Debt-to-income ratio:	1.25%
Length of employment:	1 year	Location:	buffalo grove, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > We fine tune performance automobiles. Our business is growing we need equipment and capital to market the business. I have been working with performance autos for four years.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,395.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486652	$4,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486652. Member loan 486652 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,640 / month
Current employer:	MMD Components	Debt-to-income ratio:	14.78%
Length of employment:	7 years	Location:	lake elsinore, CA

Home town:
Current & past employers:	MMD Components
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am looking to consolidate some debt. I plan on paying this loan off in less than 3 years. I am a great candidate because I always pay my bills on time and have never stiffed a creditor. Thank you all for your consideration. Should you have any questons please do not hesitate to contact me.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,360.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486653	$5,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486653. Member loan 486653 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	State of California CALPERS	Debt-to-income ratio:	16.26%
Length of employment:	10+ years	Location:	RANCHO CORDOVA, CA

Home town:
Current & past employers:	State of California CALPERS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > The funds will be used to consolidate some debt. I have been employed with the State of California/CalPERS for 20 years. I have NEVER filed for bankruptcy and all debts have been paid.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	40
Revolving Credit Balance:	$2,276.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486659	$14,000	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486659. Member loan 486659 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	US Treasury	Debt-to-income ratio:	14.37%
Length of employment:	10+ years	Location:	Mount Laurel, NJ

Home town:
Current & past employers:	US Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > Paying off credit cards. Consolidating all debit

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,976.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486669	$4,800	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486669. Member loan 486669 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Lifestyle Family Fitness	Debt-to-income ratio:	11.28%
Length of employment:	3 years	Location:	SARASOTA, FL

Home town:
Current & past employers:	Lifestyle Family Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > my revolving credit is from a suzuki motorcycle loan that happens to be a low revolving account, not from normal credit cards

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,062.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486673	$9,200	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486673. Member loan 486673 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Credit Suisse AG	Debt-to-income ratio:	1.86%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Credit Suisse AG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I am looking for a loan to purchase a vehicle. I've recently been given a bonus through my job and would rather finance then release a large portion of my own savings. I look to be able to pay off the loan as quickly as possible. Borrower added on 02/18/10 > I recently started at Credit Suisse and prior to that I was at Barclays capital. Credit Suisse approached me with an excellent offer and that is why I left Barclays for Credit Suisse. I have not been unemployed since I graduated from college three years ago. I pay all my bills on time and budget my self very well.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,372.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486686	$4,000	7.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486686. Member loan 486686 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	trailzend	Debt-to-income ratio:	18.33%
Length of employment:	10+ years	Location:	PUNXSUTAWNEY, PA

Home town:
Current & past employers:	trailzend
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$982.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486690	$25,000	10.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486690. Member loan 486690 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Merced City School District	Debt-to-income ratio:	14.14%
Length of employment:	10+ years	Location:	Merced, CA

Home town:
Current & past employers:	Merced City School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I have a stable, secure job. I have always paid my bills on time, and this payment is within my budget. I am already paying it to the debts owed. I would like, though, the security of having a fixed interest rate, even if it means paying more interest.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,324.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486703	$20,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486703. Member loan 486703 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Locust Hill Country Club	Debt-to-income ratio:	15.98%
Length of employment:	4 years	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Locust Hill Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,446.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486706	$6,250	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486706. Member loan 486706 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:		Debt-to-income ratio:	21.23%
Length of employment:	8 years	Location:	los osos, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,867.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486713	$1,000	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486713. Member loan 486713 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	CSKT	Debt-to-income ratio:	6.30%
Length of employment:	4 years	Location:	Ronan, MT

Home town:
Current & past employers:	CSKT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I have a balance at a really high rate and this would be nice to pay off...

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,163.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486744	$3,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486744. Member loan 486744 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	WalMart	Debt-to-income ratio:	8.91%
Length of employment:	10+ years	Location:	GLASGOW, VA

Home town:
Current & past employers:	WalMart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$12,509.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486763	$25,000	20.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486763. Member loan 486763 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	us collectors mint	Debt-to-income ratio:	14.44%
Length of employment:	2 years	Location:	west harrison, NY

Home town:
Current & past employers:	us collectors mint
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,832.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 486765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486765	$14,400	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486765. Member loan 486765 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Viacom	Debt-to-income ratio:	6.26%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Viacom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > BRAND PERSONALITY Unique | One of a Kind | Stylish | Modern | Fresh | Approachable Borrower added on 02/18/10 > Hi! I am a segment and field producer for Viacom. Thanks for your question. Borrower added on 02/18/10 > My boutique is a women???s clothing boutique in Brooklyn, NY. About Myself: I have worked in television as a producer employed by Viacom for over 4 years. My income is $4,000/month and my bills total $3,000 so that leaves an extra $1,000 that will be used to pay back this outstanding loan. I have worked buying and reselling clothing on eBay for the last 13 years. I have personally invested $10,000 for the start up of this business and need an additional $14,000 to pay for the rest of the inventory for this season. The inventory totals $8,000 and the remainder will be used for a cushion over the next year. I do not have any outstanding student loans because I received a full athletic scholarship. I am dedicated, hardworking, and excited about this new buisiness venture. I have secured the space with my funding and also purchased half of the inventory. I am also working with local up and coming designers to get their pieces into my store. Involving the community and seeing people succeed has always been a passion of mine and I feel that I can intertwine the two. Please let me know if you have any questions you need answered. Please help my dream become a reality!!!!

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,373.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486779	$2,400	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486779. Member loan 486779 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	DECA	Debt-to-income ratio:	12.17%
Length of employment:	7 years	Location:	Washington, DC

Home town:
Current & past employers:	DECA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,741.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486787	$4,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486787. Member loan 486787 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Sarasota memorial hospital	Debt-to-income ratio:	14.91%
Length of employment:	2 years	Location:	Sarasota, FL

Home town:
Current & past employers:	Sarasota memorial hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > plan to purchase 2007 suzuki sv650 motorcycle ( 2K miles ) I have exellent credit ( barring one overdue medical bill I am currently disputing ) I have a very stable job ( physician employed by hospital ) found out about your website thru physician friend at work considering investing as well

A credit bureau reported the following information about this borrower member on January 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	36
Revolving Credit Balance:	$8,847.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486801	$15,000	18.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486801. Member loan 486801 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:		Debt-to-income ratio:	15.76%
Length of employment:	1 year	Location:	Carmel, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,255.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 486802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486802	$5,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486802. Member loan 486802 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:		Debt-to-income ratio:	12.75%
Length of employment:	5 years	Location:	San Leandro, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > The funds requested will be used to payoff 2 higher interest debts with remaining money used for business development for my small fitness business i.e. website enhancement, equipment, retail products and marketing programs

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,757.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486831	$3,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486831. Member loan 486831 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SenDx Medical Inc	Debt-to-income ratio:	15.64%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	SenDx Medical Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > Get A Great APR on a loan Borrower added on 02/17/10 > Loan to Payoff credit card 3,000 @ 10.25% Borrower added on 02/18/10 > My loan is to payoff a credit card. I have been making my credit card's payments on time and in full however I am looking to obtain a better interest rate since I believe that the bank's interest rates are ridiculous. My job is really stable since it is in the Health care industry.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,636.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486838	$7,500	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486838. Member loan 486838 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	CDM	Debt-to-income ratio:	14.83%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	CDM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I have a balance on three credit card accounts that I want to pay off. This loan will help me to pay off all of my existing credit card debt, and put me in a position where I can start saving for my future. Please let me know if you have any questions. Thanks.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	34
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	26.32%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486869	$25,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486869. Member loan 486869 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	U.S. Navy	Debt-to-income ratio:	7.66%
Length of employment:	10+ years	Location:	Oxnard, CA

Home town:
Current & past employers:	U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,315.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486882	$1,600	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486882. Member loan 486882 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,459 / month
Current employer:	WA State Attorney General's Office	Debt-to-income ratio:	18.99%
Length of employment:	10+ years	Location:	lacey, WA

Home town:
Current & past employers:	WA State Attorney General's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > I am an excellent candidate for this loan because I have been at my job for over 23 years and I always pay my bills on time. I successfully paid off my first loan with Lending Club early. In addition to consolidating my debt, I also need some work done on my van. Thank you so much for your consideration! Borrower added on 02/17/10 > I am an excellent candidate for this loan because I have been at my job for over 23 years, and I always pay my bills on time. I successfully paid off my first loan with Lending Club early. In addition to consolidating my debt, I need some repairs done to my van. Thank you so much for considering to help fund my loan. I really appreciate it! Borrower added on 02/17/10 > I am an excellent candidate for this loan because I have been at the same job for over 23 years and I always pay my bills on time. I successfully paid off my first loan with Lending Club early. In addition to consolidating my debt, I also need to have work done on my van. Thank you so much for considering to help fund my loan -- I really appreciate it!

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	78
Revolving Credit Balance:	$6,281.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 486887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486887	$3,600	6.76%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486887. Member loan 486887 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:		Debt-to-income ratio:	23.09%
Length of employment:	6 years	Location:	Green Bay, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/10 > This loan is to help pay off a Sears credit card at 16%. And a partial balance on a Capital One card at 14.9%. I pay for everything in cash. Last year I reduced my credit card debt by around $2500. I don't use credit cards for personal purchases. Sometimes I need to use the Sears card cause it's my only option (online etc) but I pay it off right away. 1st half of 2009 I would charge my Vonage phone + gas to the Sears card but I pay for them in cash now.

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,091.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486897	$5,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486897. Member loan 486897 was requested on February 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	HYATT REGENCY IRVINE	Debt-to-income ratio:	19.12%
Length of employment:	3 years	Location:	COSTA MESA, CA

Home town:
Current & past employers:	HYATT REGENCY IRVINE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,625.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454698	$1,600	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454698. Member loan 454698 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Prosol.Inc	Debt-to-income ratio:	7.74%
Length of employment:	3 years	Location:	vista, CA

Home town:
Current & past employers:	Prosol.Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,684.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 465730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465730	$10,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465730. Member loan 465730 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	JCG	Debt-to-income ratio:	20.19%
Length of employment:	2 years	Location:	Denver, CO

Home town:
Current & past employers:	JCG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I have an excellent job, a solid credit history, and am using this loan to consolidate and lower the interest rate on some loans I took during graduate school (these were not federal student loans, they were personal loans will fairly high interest rates).

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,288.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478252	$20,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478252. Member loan 478252 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:		Debt-to-income ratio:	0.38%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1981	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	3	Months Since Last Delinquency:	3
Revolving Credit Balance:	$102.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480038	$5,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 480038. Member loan 480038 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	24.68%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Want a head start on starting a savings account and helping my mom pay off some debts and pay for some future home improvement on our home

A credit bureau reported the following information about this borrower member on January 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 481633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
481633	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 481633. Member loan 481633 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	RWJUH Rahway	Debt-to-income ratio:	9.30%
Length of employment:	4 years	Location:	Rahway, NJ

Home town:
Current & past employers:	RWJUH Rahway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > These will be use for investment. I have continually been employed for 5 years now as a staff nurse. I have never failed to pay credit I have which I think reflect on my credit score.

A credit bureau reported the following information about this borrower member on February 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,543.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 483238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483238	$8,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483238. Member loan 483238 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Mercer Transport & Bluewater Fitness	Debt-to-income ratio:	20.04%
Length of employment:	< 1 year	Location:	NICEVILLE, FL

Home town:
Current & past employers:	Mercer Transport & Bluewater Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I'm looking to consolidate debt. I realize that you look at debt to income ratio. Paying the individual bills I pay total more per month than the load repayment amount. It's with that understanding that I hope to receive this loan in order to pay down debt and get back on top of things again. Thank you.

A credit bureau reported the following information about this borrower member on February 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,586.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 483774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
483774	$8,475	13.85%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 483774. Member loan 483774 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:		Debt-to-income ratio:	12.42%
Length of employment:	3 years	Location:	Cheshire, OR

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am going to be consolidating my high interest credit card into a lower interest term payment loan. When Chase took over Washington Mutual Chase doubled my interest rate up to 30%. All my attempts to get them to lower it over the months has been completely unsuccessful. I have never been late, always pay over the minimum due and have never gone over my credit limit and felt that I didn't deserve to have my interest rates arbitrarily raised like that, they didn't see it that way I suppose. Thank you very much for considering funding my loan. Have a wonderful day. Borrower added on 02/18/10 > I am going to be consolidating a high interest credit card into a lower interest term loan. When Chase took over Washington Mutual they raised my interest rate to 30%. All of my attempts over the months to get them to lower it has been unsuccessful. I have never been late, always pay over the minimum amount due, and have never gone over my credit limit and felt that I didn't deserve to have my interest rate arbitrarily raised, they didn't feel that way I suppose. Thank you very much for considering funding my loan. Have a wonderful day!

A credit bureau reported the following information about this borrower member on February 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,677.00	Public Records On File:	1
Revolving Line Utilization:	78.60%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 484286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
484286	$24,250	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 484286. Member loan 484286 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,433 / month
Current employer:	The Johns Hopkins University Applied Physics Laboratory	Debt-to-income ratio:	0.28%
Length of employment:	3 years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	The Johns Hopkins University Applied Physics Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Personal Loan for Private School Tuition

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$633.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 485655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
485655	$20,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 485655. Member loan 485655 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,000 / month
Current employer:	Comcast Entertainment	Debt-to-income ratio:	5.39%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Comcast Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > My fiancee and I are paying for our wedding on our own (we both lost our fathers at an early age), and the costs are a bit more than we had planned for - please help us with the most important day of our lives! We'd be forever grateful...we also both have excellent FICO credit scores and always make our payments on time. Thank you for considering us.

A credit bureau reported the following information about this borrower member on February 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,894.00	Public Records On File:	1
Revolving Line Utilization:	51.50%	Months Since Last Record:	50
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486324	$10,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486324. Member loan 486324 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,643 / month
Current employer:	Lake Paper Products Inc.	Debt-to-income ratio:	19.03%
Length of employment:	10+ years	Location:	FACTORYVILLE, PA

Home town:
Current & past employers:	Lake Paper Products Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486651	$8,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486651. Member loan 486651 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Watterson Electric	Debt-to-income ratio:	9.00%
Length of employment:	4 years	Location:	Clinton, SC

Home town:
Current & past employers:	Watterson Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,130.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486731	$20,500	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486731. Member loan 486731 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Emrace Home Loans	Debt-to-income ratio:	21.13%
Length of employment:	2 years	Location:	Wilmington, DE

Home town:
Current & past employers:	Emrace Home Loans
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Looking to consolidate credit cards and car payment, just had second child and I am in the process of maximizing monthly savings

A credit bureau reported the following information about this borrower member on February 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,227.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 486818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486818	$5,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486818. Member loan 486818 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	15.76%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Iron Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,076.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486861	$7,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486861. Member loan 486861 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morehouse Parish	Debt-to-income ratio:	5.67%
Length of employment:	< 1 year	Location:	BASTROP, LA

Home town:
Current & past employers:	Morehouse Parish
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,345.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486905	$1,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486905. Member loan 486905 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Service Credit Union	Debt-to-income ratio:	13.46%
Length of employment:	10+ years	Location:	Epping, NH

Home town:
Current & past employers:	Service Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > My credit card is over 12%. I can't pay it off immediately, and want a lower interest rate. Haven't been able to find a credit card with as low interest as what LendingClub offers. Am hoping to pay this loan off in a year, not three. I have excellent credit and always pay my bills on time.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,612.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486906	$12,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486906. Member loan 486906 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Law Offices of Marshall C. Watson, P.A.	Debt-to-income ratio:	13.18%
Length of employment:	3 years	Location:	West Palm Beach, FL

Home town:
Current & past employers:	Law Offices of Marshall C. Watson, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486910	$14,000	13.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486910. Member loan 486910 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Industrial Combustion	Debt-to-income ratio:	11.31%
Length of employment:	9 years	Location:	Monroe, WI

Home town:
Current & past employers:	Industrial Combustion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Thank-you! This will help to relieve some of the stress in my life

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,942.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486916	$17,800	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486916. Member loan 486916 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,148 / month
Current employer:	Emerson Climate Technology	Debt-to-income ratio:	17.15%
Length of employment:	6 years	Location:	Troy, OH

Home town:
Current & past employers:	Emerson Climate Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I need this loan to pay off a credit card. I have been a customer for 10 years and was never late with a payment and always paid more then the minimim payment. They increase the interest rate to 18% so I cancelled the card.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,065.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 486939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486939	$3,700	7.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486939. Member loan 486939 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,985 / month
Current employer:		Debt-to-income ratio:	10.17%
Length of employment:	< 1 year	Location:	Pueblo, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,586.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 486944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486944	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486944. Member loan 486944 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Bay Pointe Homes Corp	Debt-to-income ratio:	11.93%
Length of employment:	10+ years	Location:	Navarre, FL

Home town:
Current & past employers:	Bay Pointe Homes Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Looking to consolidate revolving debt into more convenient payments. I'm reducing my open lines down after I get this loan keeping my oldest lines open to keep credit score as high as possible and reducing my utilization percentage.

A credit bureau reported the following information about this borrower member on February 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,951.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486946	$10,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486946. Member loan 486946 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Tri-County EMC	Debt-to-income ratio:	16.25%
Length of employment:	1 year	Location:	GRAY, GA

Home town:
Current & past employers:	Tri-County EMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I pay all my bills on time and have good credit, so I don't qualify for these Fed funds to get out of debt. Not sure why people that actually pay their bills can't get some help. I recently got divorced and took all the cc debt. Hence, the reason I am here. Thanks for your help.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	51
Revolving Credit Balance:	$15,682.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 486964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486964	$16,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486964. Member loan 486964 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.95%
Length of employment:	8 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Hello. I am very proud of my credit history. I never miss any payments or have any delinquent accounts. I will use this loan to consolidate and lower my interest rate. I have about $4000.00 on credit card with 21.00 % and one Citi Bank loan for $12,000.00 with 19.99%. I have very good income. I was promoted last year. Please feel free to ask any questions. Thanks again for your time. Arthur

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,616.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 486974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486974	$5,000	16.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486974. Member loan 486974 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	SAVING JANE	Debt-to-income ratio:	1.73%
Length of employment:	10+ years	Location:	HILLIARD, OH

Home town:
Current & past employers:	SAVING JANE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > LOOKING TO BUY A TRUCK FOR WORK! AM ALSO WILLING TO THROW IN THE TITLE TO MY 1999 FOR EXPLORER FOR COLLATERAL! I HAVE WORKED THE SAME JOB FOR 10 YEARS AND AM VERY DEPENDABLE

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,716.00	Public Records On File:	1
Revolving Line Utilization:	81.70%	Months Since Last Record:	60
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486977	$25,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486977. Member loan 486977 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Baystate Medical Center	Debt-to-income ratio:	18.15%
Length of employment:	10+ years	Location:	Agawam, MA

Home town:
Current & past employers:	Baystate Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Consolidation Help

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	22
Revolving Credit Balance:	$22,542.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486984	$15,000	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486984. Member loan 486984 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Penmark Management LLc.	Debt-to-income ratio:	9.64%
Length of employment:	7 years	Location:	Port Washington, NY

Home town:
Current & past employers:	Penmark Management LLc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	14
Revolving Credit Balance:	$916.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 486989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
486989	$17,000	12.73%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 486989. Member loan 486989 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,512 / month
Current employer:	Spivak Lipton LLP	Debt-to-income ratio:	22.75%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Spivak Lipton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,146.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487001	$25,000	18.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487001. Member loan 487001 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$28,333 / month
Current employer:	Radiation Oncology Physicians, LLC	Debt-to-income ratio:	11.99%
Length of employment:	2 years	Location:	Columbus, OH

Home town:
Current & past employers:	Radiation Oncology Physicians, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am a physician recently out of residency. I have a large earning potential and great credit score but not many assets as I am just starting out. This loan will help fund the renovation of a multi family unit residence as well part investment into a small retail franchise.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,011.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 487024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487024	$10,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487024. Member loan 487024 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Kaleida Health	Debt-to-income ratio:	22.75%
Length of employment:	6 years	Location:	Tonawanfa, NY

Home town:
Current & past employers:	Kaleida Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,855.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487036	$5,200	17.19%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487036. Member loan 487036 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	NourishLife	Debt-to-income ratio:	22.29%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	NourishLife
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,815.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487048	$20,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487048. Member loan 487048 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Sara Lee	Debt-to-income ratio:	15.98%
Length of employment:	10+ years	Location:	Rogers, AR

Home town:
Current & past employers:	Sara Lee
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Hello, I am using the funds for a home improvement project. I have been with Sara Lee for 34 years now. My job title there is Portfolio Development Manager. My income is verifiable with my 2009 tax return. I don't have much debt and definitely have income and job security. I appreciate your interest. Please let me know if you have any questions.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1975	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,641.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 487049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487049	$25,000	15.33%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487049. Member loan 487049 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	nathan adelson hospital	Debt-to-income ratio:	9.62%
Length of employment:	4 years	Location:	las vegas, NV

Home town:
Current & past employers:	nathan adelson hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$947.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 487063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487063	$14,000	7.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487063. Member loan 487063 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	church of Christ	Debt-to-income ratio:	3.68%
Length of employment:	9 years	Location:	Dublin, CA

Home town:
Current & past employers:	church of Christ
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > can I pay off this loan early without any penalties?

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,723.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487071	$10,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487071. Member loan 487071 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	Atlantis Homes	Debt-to-income ratio:	13.80%
Length of employment:	10+ years	Location:	Hallwood, VA

Home town:
Current & past employers:	Atlantis Homes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	79
Revolving Credit Balance:	$14,246.00	Public Records On File:	1
Revolving Line Utilization:	74.20%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487076	$5,000	13.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487076. Member loan 487076 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	14.19%
Length of employment:	4 years	Location:	new ulm, MN

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am seeking this loan so I can use the funds towards inventory for my business. I am responsible, honest and trustworthy. I would appreciate any help I can get on this, thanks for taking the time to review my request.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$3,379.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 487115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487115	$25,000	17.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487115. Member loan 487115 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	Glenview Capital Management	Debt-to-income ratio:	8.60%
Length of employment:	5 years	Location:	New york, NY

Home town:
Current & past employers:	Glenview Capital Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	18
Revolving Credit Balance:	$38,436.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487139	$6,000	11.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487139. Member loan 487139 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Corinthian Colleges	Debt-to-income ratio:	16.49%
Length of employment:	6 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Corinthian Colleges
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am a Proprietary College President. My salary is such that I can absolutely afford the monthly payment on $6000 even though it is a bit much to shell out all at once. Your investment is safe with me as I pay all my bills in a timely manner.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,205.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487155	$24,000	17.56%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487155. Member loan 487155 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,630 / month
Current employer:	St. Paul High School	Debt-to-income ratio:	15.02%
Length of employment:	5 years	Location:	San Pedro, CA

Home town:
Current & past employers:	St. Paul High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I'm a successful career woman who is raising my two children alone; one is senior in high school with a full football scholarship to UCLA, the other is in third grade. I owe thousands of dollars in student loans and revolving credit. At this time, I am interested in consolidating my debt and paying it off in a shorter amount of time.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	68	Months Since Last Delinquency:	30
Revolving Credit Balance:	$15,899.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 487156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487156	$5,600	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487156. Member loan 487156 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	LP Speedy Spa	Debt-to-income ratio:	14.32%
Length of employment:	10+ years	Location:	Keene Valley, NY

Home town:
Current & past employers:	LP Speedy Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I have one other loan with lending club and have successfully lowered my interest rates and improved my credit because of lending club. At this time, I am attending school half time to become a nurse. I want to work in geriatrics, I love older people because I have found that they are much wiser than me (I am 37 and beginning to age myself!) Nevertheless, I would like to finish my degree in 2 years and this money will be used to assist me with daycare expenses for my 4 year old, and all of the other expenses of school, I am entitled to a minimal amount of help through financial aid but it is not enough to pay for daycare and the other things I contribute to in our family. Please ask questions but know I will pay this back, if you need info on my other loan with lending club let me know, it has been wonderful! Borrower added on 02/18/10 > If you have any questions, please feel free to ask.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,055.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487157	$25,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487157. Member loan 487157 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:		Debt-to-income ratio:	20.34%
Length of employment:	10+ years	Location:	Las Cruces, NM

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I own a home repair company that is starting to do more work repairing forclosed houses, thru Fannie Mae. The problem is they do not pay for 60 days after completion, making cash flow verry tight. Most jobs are beteen 10,000 and 30,000. This will act as my credit line to cover the overhead until paid.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,298.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487201	$5,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487201. Member loan 487201 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Campbell Appraisals	Debt-to-income ratio:	24.50%
Length of employment:	6 years	Location:	Port Hueneme, CA

Home town:
Current & past employers:	Campbell Appraisals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am a real estate appraiser and my husband is a commercial diver. We have both been steadily employed for over 10 years and make approximately 5000 to 6000 a month. We are responsible and diligent and will consistently make minimum payments if not extra payments on our loan. Thanks.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$14,438.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487209	$10,000	9.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487209. Member loan 487209 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Texarkana Police Dept	Debt-to-income ratio:	9.80%
Length of employment:	10+ years	Location:	TEXARKANA, TX

Home town:
Current & past employers:	Texarkana Police Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Plan to payoff all credit card debt. Im a good barrower because i always pay on time and have excellent credit.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 487214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487214	$4,200	14.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487214. Member loan 487214 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Wyo-Ben Inc.	Debt-to-income ratio:	16.69%
Length of employment:	10+ years	Location:	Cowley, WY

Home town:
Current & past employers:	Wyo-Ben Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I am going through a divorce and I had to use my credit cards more than I wanted to, to set up another household.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$5,804.00	Public Records On File:	3
Revolving Line Utilization:	50.90%	Months Since Last Record:	50
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487219	$18,000	10.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487219. Member loan 487219 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$85,000 / month
Current employer:	Local 86 Ironworkers union	Debt-to-income ratio:	2.10%
Length of employment:	10+ years	Location:	marysville, WA

Home town:
Current & past employers:	Local 86 Ironworkers union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Looking to pay off high interest credit cards with a three year plan and I am excited about the possibility to do so. My credit score is over 720 with absolutely no negative information. Thank You

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	14
Revolving Credit Balance:	$11,150.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487237	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487237. Member loan 487237 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	State of CT	Debt-to-income ratio:	5.46%
Length of employment:	10+ years	Location:	Meriden, CT

Home town:
Current & past employers:	State of CT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Buying a home, this is a newer home that is valued at $50,000 more then I am buying it for. My job is with the state of CT for the past 18 years, I also have a second full time job in the private sector that I have had for 15 years. My income is just over $100,000 a year. I plan to use my income tax return to pay back a big chunk of this loan this summer. Borrower added on 02/18/10 > I work two full time jobs and earn just over $100,000 a year. I plan to use the money as a down payment on a home I'm approved for. This home is already valued over $50,000 more then I am purchasing it for. I do not have any debt and plan to pay this loan back by this summer. My jobs are stable and I have been with them both over 16 years.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	61
Revolving Credit Balance:	$2,082.00	Public Records On File:	1
Revolving Line Utilization:	63.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 487246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487246	$25,000	15.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487246. Member loan 487246 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Brown & Brown dba Powers and Company	Debt-to-income ratio:	19.21%
Length of employment:	5 years	Location:	Rocklin, CA

Home town:
Current & past employers:	Brown & Brown dba Powers and Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > Working to consolidate debt. I had a down turn and have come into an upswing in the Commercial Insurance Market. Things are blooming, but need the capital to double my income by the loan.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,517.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487248	$16,000	16.45%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487248. Member loan 487248 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	DaVita Dialysis	Debt-to-income ratio:	14.74%
Length of employment:	3 years	Location:	FRESNO, CA

Home town:
Current & past employers:	DaVita Dialysis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > a) About Me: I am 26-year-old graduate from Fresno State University with a B.S in food and nutritional sciences. I am currently employed with DaVita Dialysis, one of the world???s largest dialysis providers, as a Registered Dietitian. A year and a half ago, after being with DaVita for only 2 years I was promoted to Divisional Dietitian for the Pacific Gold Division. This position has added the responsibilities of improving clinical outcomes and providing support to the dietitians in the central part of California and Reno, Nevada. In my personal life I have purchased a house in May of 2008 that was built in 1950. I have spent much of my time updating the house and making it my own. I recently became engaged to my boyfriend of 4 years who is currently in an internship program for Edward Jones. At the completion of the internship he will be able to take the series 7 and series 66 exams that will allow him to become a licensed financial advisor. I have always been responsible with my financial obligations by paying on time and never having a late payment. My credit score could be much higher due to the fact that I do have a perfect repayment history. However, because I have many small debts, this has raised my debt to income ratio and lowered my credit score. I would sincerely appreciate the opportunity to be able to combine my small loans into one and lower my monthly payment so that my credit can accurately represent my credibility. b) What I will Do with the Money Loaned to me: With the money loaned to me I will be combining multiple small loans into one monthly payment. To be more specific I will pay off in full the following debts: Cash Call Total Amount Owed = 5000 Monthly payment = 295.00 Prosper Total Amount Owed = 4000 Monthly payment = 178.00 American General Total Amount Owed = 4000 Monthly payment = 211.00 Total Amount of loans = $13000.00 Monthly Payments Total = $684.00 c) Here are my Monthly Financial Details: I did not include my loan expenses that I would like to pay off with this loan. Net income after payroll deductions from all sources: $4300 Spouse's Income: not married Total monthly family Income $4300 Mortgage: $1246 (includes insurance and property taxes) Phone: $ 75.00 Gas/Electricity: $50-75.00 Water & Sewer: $75.00 Car Loan: $350.00 Food: $ 300.00 Car Insurance: $ 125.00 Cable/Internet: $ 110.00 Credit cards and loans that won't be paid off with my loan: $ 110.00 Other: $80.00 gas Total Monthly Expenses: $ 2471.00 I will have $1800 left over at the end of the month to contribute to savings and making my payments on the loan. d) Closing Remarks to Lenders: As you can see, I am determined to turn my financial situation around for the better. I have shown through my payment history that I take my financial obligations seriously and I will show no less of a commitment to this loan. I am a good investment opportunity to any lender due to the fact I pay my debts on time. As laid out in my financial breakdown, I have adequate funds to repay my loan. I would like to begin moving forward in my life financially and start working towards my long-term goals of building up my savings, getting married and eventually buying another property to have as a rental. I thank you for considering my listing and I am happy to answer any questions you may have.

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,745.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 487253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487253	$14,000	10.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487253. Member loan 487253 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,671 / month
Current employer:	Buffalo Ambulatory Surgery Center	Debt-to-income ratio:	22.39%
Length of employment:	3 years	Location:	Hamburg, NY

Home town:
Current & past employers:	Buffalo Ambulatory Surgery Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/10 > I have 2 major credit cards with high balances. ONe just raised its interest rate to 20.9. I have paid my bills on time and it just really bothers me that they would raise it like that...without even taking into consideration my credit score!!!

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	16
Revolving Credit Balance:	$17,256.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 487262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
487262	$24,000	14.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 487262. Member loan 487262 was requested on February 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	KLA-Tencor	Debt-to-income ratio:	12.13%
Length of employment:	9 years	Location:	Milpitas, CA

Home town:
Current & past employers:	KLA-Tencor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,879.00	Public Records On File:	1
Revolving Line Utilization:	70.80%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 29 dated February 19, 2010